UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Southern Copper Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

March 29, 2006

Dear Common Stockholder:

You are cordially invited to attend the annual meeting of stockholders, which will be held at the offices of Grupo Mexico, S.A. de C.V., Baja California No. 200, Fifth Floor, Colonia Roma Sur, Mexico City, Mexico, on Thursday, April 27, 2006, at 5:00 P.M., Mexico City time. We hope you can be with us.

At the meeting, you will be asked to elect thirteen directors, to approve amendments to our by-laws and our Amended and Restated Certificate of Incorporation, and to ratify the selection of PricewaterhouseCoopers S.C. as our independent accountants.

The meeting also provides you with an opportunity to review our activities and our plans and prospects for the future.

It is important that your shares be represented at the meeting whether or not you are able to attend in person. Therefore, you are asked to vote, sign, date, and mail the enclosed proxy card. Please do so today. In Peru, you may deliver your signed proxy card to our offices in Lima, Toquepala, and Cuajone.

Sincerely,

Germán Larrea Mota-Velasco	Oscar González Rocha
Chairman of the Board	President and Chief
Executive Officer

2575 E. Camelback Road, Suite 500, Phoenix, Arizona 85016 TEL (602) 977-6595
Avenida Caminos del Inca No. 171, Chacarilla del Estanque, Santiago de Surco, Lima 33, Peru
TEL (511) 372-1414, ext. 3312 (Spanish), ext. 3325 (English)

2575 E. Camelback Road, Suite 500, Phoenix, Arizona 85016	Avenida Caminos del Inca No. 171, Chacarilla del Estanque, Santiago de Surco, Lima 33, Peru

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on April 27, 2006

To the Common Stockholders of Southern Copper Corporation:

The annual meeting of stockholders of Southern Copper Corporation will be held at the offices of Grupo Mexico, S.A. de C.V., Baja California No. 200, Fifth Floor, Colonia Roma Sur, Mexico City, Mexico, on Thursday, April 27, 2006, at 5:00 P.M., Mexico City time, for the following purposes:

(1)           To elect our thirteen directors, who will serve until the 2007 annual meeting;

(2)           To amend our by-laws (as described in more detail in the proxy statement accompanying this notice);

(3)           To amend our Amended and Restated Certificate of Incorporation to increase the number of shares of common stock which we are authorized to issue from 167,207,640 shares to 320,000,000 shares (as described in more detail in the proxy statement accompanying this notice);

(4)           To ratify the selection by the Audit Committee of the Board of Directors of PricewaterhouseCoopers S.C. as our independent accountants for calendar year 2006; and

(5)           To transact such other business as may properly come before the meeting.

Stockholders of record at the close of business on March 23, 2006 (the “record date”) will be entitled to vote at the annual meeting. Stockholders of record who attend the annual meeting in person may withdraw their proxies and vote in person if they wish.

By order of the Board of Directors,

/s/ Armando Ortega Gómez
Armando Ortega Gómez, Secretary
Phoenix, Arizona, March 29, 2006

Your Vote is Important

Please mark, sign, date and return your enclosed proxy card

PROXY STATEMENT

This proxy statement is furnished as part of the solicitation by the Board of Directors of Southern Copper Corporation (“SCC”, “us”, “our”, or the “Company”), 2575 E. Camelback Road, Suite 500, Phoenix, Arizona 85016, USA, and Avenida Caminos del Inca No. 171, Chacarilla del Estanque, Santiago de Surco, Lima 33, Peru, of the proxies of all holders of common stock (the “Common Stockholders” or “you”), par value $0.01 per share entitled to vote at the annual meeting to be held on April 27, 2006, and at any adjournment thereof. This proxy statement and the enclosed form of proxy are being mailed commencing on or about April 4, 2006, to the Common Stockholders of record on March 23, 2006. Additional copies will be available at our offices in the United States, Lima and other locations in Peru.

Any proxy in the enclosed form given pursuant to this solicitation and received in time for the annual meeting will be voted with respect to all shares represented by it and in accordance with the instructions, if any, given in such proxy. If we receive a signed proxy with no voting instructions given, such shares will be voted for the proposal to elect directors, for approval of the amendments to our by-laws, the approval of the amendments to the Amended and Restated Certificate of Incorporation (the “Certificate”), and for the proposal to ratify the selection by the Audit Committee of the Board of Directors of PricewaterhouseCoopers S.C. (“PwC”), as our independent accountants for the calendar year 2006. Any proxy may be revoked at any time prior to the exercise thereof by notice from you, received in writing by our Secretary, or by written ballot voted at the meeting or by delivery of a later dated proxy card.

Our outstanding shares consist of Common Stock, par value $0.01 per share (the “Common Stock”). At the close of business on March 23, 2006 we had outstanding                            shares of Common Stock. Each share of Common Stock outstanding on March 23, 2006, the record date for the annual meeting, is entitled to vote at the meeting. Each share of Common Stock is entitled to one vote.

VOTING SECURITIES

Our Certificate provides for a Board of Directors to be fixed from time to time by resolution of a majority of the Board of Directors, provided that the number of directors shall not be less than six or more than fifteen. The Board of Directors at its meeting held on January 26, 2006 fixed the number of directors at thirteen.  The directors are elected by the Common Stockholders, with each share of Common Stock outstanding at the March 23, 2006 record date entitled to one vote at the annual meeting.

Our by-laws provide that the presence in person or by proxy of the Common Stockholders of record holding a majority of the outstanding shares of Common Stock entitled to vote at the meeting shall constitute a quorum for the purpose of electing directors.  A plurality of the votes cast by you is required for the election of the thirteen directors. Abstentions and broker non-votes are counted for quorum purposes but are not counted either as votes cast “For” or “Against” any nominee.  With respect to the amendments of our by-laws, except the amendment substituting Grupo Mexico S. A. de C. V. for ASARCO Incorporated (“Asarco”) in the definition of “Change in Control” in Section 9.15 of Article IX of our by-laws, and the amendments of our Certificate, abstentions and broker non-votes will have the same effect as a vote “Against.”  Abstentions and broker non-votes are counted for quorum purposes but are not counted either as votes cast “For” or “Against” the amendment substituting Grupo Mexico S. A. de C. V. for ASARCO Incorporated in the definition of “Change in Control” in Section 9.15 of Article IX of our by-laws.   A broker “non-vote” occurs when a broker submits a proxy card with respect to shares of Common Stock held in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner.

The presence in person or by proxy of the holders of the outstanding shares of Common Stock entitled to cast a majority of the votes at the meeting shall constitute a quorum for purposes of voting on proposals other than the election of directors. The affirmative vote of a majority of the votes cast at the meeting by the holders of shares of Common Stock entitled to vote thereon is required to ratify the selection of the independent accountants described in this proxy statement.  The amendments to Section 1.02 of Article I, Section 2.02, 2.04 and 2.09 of Article II and the proviso to Section 8.05 of Article VIII of our by-laws (relating to the amendment of the aforementioned sections of the by-laws) requires the affirmative vote of 80% of the voting power of all shares of Common Stock entitled to vote.  The amendment substituting Grupo Mexico for ASARCO Incorporated in the “Change in Control” definition in the by-laws will be passed with the affirmative vote of a majority of the votes cast at the annual meeting by stockholders entitled to vote at the meeting.

The rest of the amendments to our by-laws require the affirmative vote of the holders of a majority of our issued and outstanding shares of Common Stock (our only class of outstanding voting securities).  Pursuant to Sections 242 and 245 of the Delaware General Corporation Law (“DGCL”), the amendments to our Certificate must be approved by the holders of a majority of our issued and outstanding shares of Common Stock.

When a Common Stockholder participates in the Dividend Reinvestment Plan applicable to our Common Stock, the Common Stockholder’s proxy to vote shares of Common Stock will include the number of shares held for him by The Bank of New York, the agent under the plan. If you do not send any proxy, the shares held for you account in the Dividend Reinvestment Plan will not be voted. Shares of Common Stock, owned under our Savings Plan, will be voted by the trustee under the plan in accordance with the instructions contained in the proxy submitted by the beneficial Common Stockholder. Any shares held by the trustee for which no voting instructions are received will be voted by the trustee in the same proportion as the shares for which voting instructions have been received.

No Dissenters’ or Appraisal Rights

Stockholders who do not consent to the amendments of the Certificate and the by-laws as described in this proxy statement are not entitled to assert dissenters’ or appraisal rights under Section 262 of the DGCL.

ELECTION OF DIRECTORS

Thirteen nominees are proposed for election by you at the annual meeting. The nominees to be voted on by you are Emilio Carrillo Gamboa, Jaime Fernando Collazo González, Xavier García de Quevedo Topete, Oscar González Rocha, J. Eduardo González Félix, Harold S. Handelsman, Germán Larrea Mota-Velasco, Genaro Larrea Mota-Velasco, Armando Ortega Gómez, Luis Miguel Palomino Bonilla, Gilberto Perezalonso Cifuentes, Juan Rebolledo Gout, and Carlos Ruiz Sacristán. All of the nominees are currently serving as directors.

The Certificate requires the Board of Directors to include a certain number of special independent directors.  A special independent director is a person who (i) satisfies the independence standards of the New York Stock Exchange (“NYSE”) (or any other exchange or association on which the Common Stock is listed) and (ii) is nominated by a Special Nominating Committee of the Board of Directors.

The Special Nominating Committee, composed of Messrs. Luis Miguel Palomino, Carlos Ruiz Sacristán (each a Special Designee) and Armando Ortega Gómez (the Board Designee), has nominated

Messrs. Harold S. Handelsman, Luis Miguel Palomino Bonilla, Gilberto Perezalonso Cifuentes, and Carlos Ruiz Sacristán as special independent directors.  In addition, the Board of Directors at its January 26, 2006 meeting selected Mr. Emilio Carrillo Gamboa as our fifth independent director.  For further information please see the section on “Special Independent Directors/Special Nominating Committee.”

Proxies in the enclosed form will be voted, unless authority is withheld, for the election of the nominees named below. If any person should be unavailable for election, proxies will be voted for another individual chosen by the Board of Directors as a substitute for the unavailable nominee.

NOMINEES FOR ELECTION AS DIRECTORS

The following thirteen individuals have been nominated for election to the Board of Directors.

Common Stock Director	Age	Position
Germán Larrea Mota-Velasco	52	Chairman of the Board and Director
Oscar González Rocha	67	President, Chief Executive Officer, and Director
Emilio Carrillo Gamboa	68	Director
Jaime Fernando Collazo González	54	Director
Xavier García de Quevedo Topete	59	Executive Vice President, Chief Operating Officer and Director
J. Eduardo González Félix	37	Vice President, Finance and Chief Financial Officer, and Director
Harold S. Handelsman	59	Director
Genaro Larrea Mota-Velasco	45	Director
Armando Ortega Gómez	45	Vice President, Legal, General Counsel, Secretary, and Director
Luis Miguel Palomino Bonilla	46	Director
Gilberto Perezalonso Cifuentes	63	Director
Juan Rebolledo Gout	55	Director
Carlos Ruiz Sacristán	56	Director

Germán Larrea Mota-Velasco, Director. Mr. Larrea has been Chairman of the Board since December 1999, Chief Executive Officer from December 1999 to October 2004, and a director of the Company since November 1999. He has been Chairman of the Board of Directors, President and Chief Executive Officer of Grupo Mexico S.A. de C.V. (“Grupo Mexico”) (holding) since 1994. Mr. Larrea is also the Chairman and Chief Executive Officer of Americas Mining Corporation (“AMC”) (mining division) since 2003. Mr. Larrea has been Chairman of the Board of Directors and Chief Executive Officer of Grupo Minero México (mining division) since 1994, and of Grupo Ferroviario Mexicano (railroad division) since 1997. Mr. Larrea was previously Executive Vice Chairman of Grupo Mexico, and has been member of the Board of Directors since 1981. He is also Chairman of the Board of Directors and Chief Executive Officer of Empresarios Industriales de México (holding); Perforadora México (drilling company), México Compañia Constructora (construction company), Fondo Inmobiliario (real estate company), since 1992. He founded Grupo Impresa, a printing and publishing company in 1978, remaining as the Chairman and Chief Executive Officer until 1989 when the company was sold. He is also a director of Grupo Financiero Banamex, (Citigroup) S.A. de C.V., Banco Nacional de México, S.A., Consejo Mexicano de Hombres de Negocios, and Grupo Televisa, S.A. de C.V. He and Mr. Genaro Larrea Mota-Velasco are brothers.

Oscar González Rocha, Director. Mr. Oscar González Rocha has been our Chief Executive Officer since October 21, 2004 and its President since December 1999. He has been a director of the Company since November 1999. Previously, he was our General Director and Chief Operating Officer from December 1999 to October 20, 2004. Mr. González has been a director of Grupo Mexico from 2002 to present and Managing Director of Mexicana de Cobre, S.A. de C.V. from 1986 to 1999 and of Mexicana de Cananea, S.A. de C.V. from 1990 to 1999. He has been an alternate director of Grupo Mexico from 1988 to April 2002.

Emilio Carrillo Gamboa, Director. Mr. Emilio Carrillo Gamboa has been a director of the Company since May 30, 2003 and is our fifth independent director nominee. Mr. Carrillo Gamboa is a prominent lawyer in Mexico and has been a partner of the law firm Bufete Carrillo Gamboa, S. C., a law firm specializing in corporate, financial, commercial, and public utility issues, for the last five years. Mr. Carrillo Gamboa has extensive business experience and currently serves on the boards of many prestigious international and Mexican corporations as well as charitable organizations. Since March 9, 2005 he is Chairman of the Board of the Mexico Fund, Inc. (NYSE — msxf), a nondiversified closed-end management investment company.  He is also Chairman of the Board of Holcim-Apasco, S.A. de C.V. (cement company). Mr. Carrillo was Director General of Teléfonos de Mexico S.A. de C.V. (TELMEX) and from July 1987 to February 1989, he was Mexico’s Ambassador to Canada. Mr. Carrillo is a director of the following companies: Grupo Modelo, S.A. de C.V. (beer brewing), Kimberly-Clark de México, S.A. de C.V. (consumer products), San Luis Corporacion, S.A. de C.V. (automotive parts), Empresas ICA Sociedad Controladora, S.A. de C.V. (construction), Holcim Apasco, S.A. de C.V., The Mexico Fund, Inc., Bank of Tokyo – Mitsubishi (México), S.A., Gasoductos de Chihuahua, S. de R.L. de C.V. and subsidiaries, Innova, S. de R.L. de C.V. and subsidiaries, and Grupo Mexico and subsidiaries. He is member of the Valuation, Contract Review and Nominating and Corporate Governance Committees of the Mexico Fund and a member of the Audit Committee of the following companies: Empresas ICA Sociedad Controladora, S.A. de C.V. since 2002, Holcim-Apasco, S.A. de C.V. since 2002, Grupo Modelo, S.A. de C.V. since 2002, Kimberly-Clark de México, S.A. de C.V. since 2002, San Luis Corporacion, S.A. de C.V. since 2002, The Mexico Fund, Inc. since 2002, and Grupo Mexico since 2003. Except for Bank of Tokyo – Mitsubishi (México), S.A., Gasoductos de Chihuahua, S. de R.L. de C.V., and Innova, S. de R.L. de C.V., which are private companies, the rest are public companies listed on the Mexican Stock Exchange, and two are listed on the NYSE:  The Mexico Fund, Inc., and Empresas ICA Sociedad Controladora, S.A. de C.V.  Mr. Carrillo Gamboa has a law degree from the Autonomous National University of Mexico, attended a continuous legal education program at Georgetown University Law School, and practiced at the World Bank.

Jaime F. Collazo Gonzalez, Director.  Mr. Collazo has been a director of the Company since April 28, 2004 and our Vice President, Finance and Chief Financial Officer from April 28, 2004 to March 10, 2005.  He has been Director of Administration, Auditing and Information Technology of Grupo Mexico since March 2004.  From 1998 to 2003, Mr. Collazo Gónzalez held the position of Managing Partner of Administration and Business Consulting, SC (a business consulting firm).  Previously, he held several positions with IBM de Mexico, S.A., the last one being Vice President and Chief Financial Officer, prior to his retirement in 1998.  He holds a Bachelor’s degree in Administration from Universidad Tecnológica de México and a Master degree in Business Administration from Instituto Tecnológico y de Estudios Superiores de Monterrey.

Xavier García de Quevedo Topete, Director. Mr. García de Quevedo has been a director of the Company since November 1999 and our Executive Vice President and Chief Operating Officer since April 12, 2005. He has been the President and Chief Executive Officer of Minera Mexico, S. A. de C. V. from September 2001 to April 2005. He was Managing Director of Grupo Ferroviario Mexicano, S.A. de C.V. and of Ferrocarril Mexicano, S.A. de C.V. from December 1997 to December 1999, and Director

General of Exploration and Development of Grupo Mexico from 1994 to 1997. He has been a Director of Grupo Mexico since April 2002.

J. Eduardo González Félix, Director.  Mr. Eduardo González Félix has been a director of the Company and our Vice President, Finance and Chief Financial Officer since March 11, 2005.  He has been the President and Chief Financial Officer of Grupo Mexico’s Mining Division (Americas Mining Corporation or “AMC”) from January 2004 to March 2005 and its Chief Financial Officer from 1999 to March 2003.  Mr. González has been the Chief Financial Officer of Minera Mexico from mid-2001 to December 2003.  He had also headed Grupo Mexico’s Treasury and Investor Relations departments from 1999 to 2001.  Prior to joining Grupo Mexico, Mr. González was a Senior Associate at McKinsey & Company, Inc., heading work for clients in various countries and industry sectors.  Mr. González holds two degrees from the University of Arizona in Economics and Political Science and a Master in Business Administration in Finance and International Business from the University of Chicago, Graduate School of Business.  He has also concluded extensive graduate studies and research in Political Philosophy and European Union Economics at the Oxford University in England.  Mr. González has also worked at the Kimberly-Clark Corporation and at the Chicago Board of Trade.

Harold S. Handelsman, Director. Mr. Handelsman has been a director of the Company since August 2002 and is a special independent director nominee. Mr. Handelsman has been Executive Vice President and General Counsel of The Pritzker Organization, LLC, a private investment firm, since 1998. Mr. Handelsman has also been a senior executive officer of the Hyatt Corporation since 1978 and currently serves as Executive Vice President of Global Hyatt Corporation, and is a director of a number of private corporations. He received a B.A. degree from Amherst College in 1968 and a J.D. degree from Columbia University in 1973.

Genaro Larrea Mota-Velasco, Director. Mr. Larrea was our Vice President, Commercial from December 1999 until April 25, 2002, and has been a director since November 1999. He was Managing Commercial Director of Grupo Mexico from 1994 to August 30, 2001, and has been a director of Grupo Mexico since 1994. He and Mr. Germán Larrea Mota-Velasco are brothers.

Armando Ortega Gómez, Director. Mr. Ortega has been our Vice President-Legal and Secretary since April 25, 2002 and a director since August 2002. He has been our General Counsel since October 23, 2003. Previously, he was our Assistant Secretary from July 25, 2001 to April 25, 2002. He has been General Counsel of Grupo Mexico since May 2001. He is also Assistant Secretary of Grupo Mexico. Previously, he headed the Unit on International Trade Practices of the Ministry of Economy of Mexico with the rank of Deputy Vice Minister from January 1998 to mid-May 2001, and was negotiator for international matters for said Ministry from 1988 to May 2001.

Luis Miguel Palomino Bonilla, Director.  Mr. Luis Miguel Palomino Bonilla has been a director of the Company since March 19, 2004 and is a special independent director nominee. Mr. Palomino has been the principal and senior consultant of Proconsulta International (a financial consulting firm) since 2003. Previously he was First Vice President and Chief Economist, Latin America for Merrill Lynch Pierce Fenner & Smith, New York (investment banking) from 2000 to 2002. He was Chief Executive Officer, Senior Country and Equity Analyst of Merrill Lynch, Peru (investment banking) from 1995 to 2000. Mr. Palomino has held various positions with banks and financial institutions as an economist, financial advisor and analyst.  He has a PhD in finance from the Wharton School of the University of Pennsylvania, Philadelphia, and graduated from the Economics Program of the University of the Pacific, Lima, Peru.

Gilberto Perezalonso Cifuentes, Director.  Mr. Gilberto Perezalonso Cifuentes has been a director of the Company since June 2002 and is a special independent director nominee. From 1980 until February 1998, Mr. Perezalonso held various positions with Grupo Cifra S.A. de C.V., the most recent position being that of General Director of Administration and Finance. From 1998 until April 2001, he was Executive Vice President of Administration and Finance of Grupo Televisa, S.A. Mr. Perezalonso was the Chief Executive Officer of Aeroméxico (Aerovías de México, S.A. de C.V.) from 2004 until December 2005.  He is also currently Treasurer of the Asociación Vamos México A.C., consultant to the Presidency of Grupo Televisa, S.A. and a member of its Board and its Executive Committee. He is also a member of the investment committee of IBM de México. He is a member of the advisory council of Banco Nacional de México, S.A. de C.V., the board and of the investment committee of Afore Banamex, the board and of the investment committee of Siefore Banamex No. 1, and is a member of the Boards of Gigante, S.A. de C.V., International Center for Human Development, Costa Rica, Masnegocio Co. S. de R.L. de C.V., and Financiera Compartamos, S.A. de C.V., SFOL. Mr. Perezalonso is a member of the Audit Committee of Televisa S.A. de C.V. and Cablevision, S.A. de C.V.  Mr. Perezalonso has a law degree from the Iberoamerican University and a Master’s Degree in Business Administration from the Business Administration Graduate School for Central America (INCAE). Mr. Perezalonso has also attended the Corporate Finance program at Harvard University.

Juan Rebolledo Gout, Director. Mr. Rebolledo has been a director of the Company since May 30, 2003. Mr. Rebolledo has been International Vice President of Grupo Mexico since 2001. He was Deputy Secretary of Foreign Affairs of Mexico from 1994 to 2000 and Deputy Chief of Staff to the President of Mexico from 1993 to 1994. Previously, he was Assistant to the President of Mexico (1989-1993), director of the “National Institute for the Historical Studies of the Mexican Revolution” of the Secretariat of Government (1985-1988), Dean of Graduate Studies at the National Autonomous University of Mexico, Political Science Department (1984-1985), and professor of said university (1981-1983). Mr. Rebolledo holds a law degree from the National Autonomous University of Mexico, an MA in philosophy from Tulane University, and an LLM from Harvard Law School.

Carlos Ruiz Sacristán, Director. Mr. Carlos Ruiz Sacristán has been a director of the Company since February 12, 2004 and is a special independent director nominee. Since November 2001, he has been the owner and managing partner of Proyectos Estrategicos Integrales, a Mexican investment banking firm specialized in agricultural, transport, tourism, and housing projects. Mr. Ruiz has held various distinguished positions in the Mexican government, the most recent being that of Secretary of Communication and Transportation of Mexico from 1995 to 2000. While holding that position, he was also Chairman of the Board of Directors of the Mexican-owned companies in the sector, and member of the Board of Directors of development banks. Mr. Ruiz holds a bachelor’s degree in business administration from the Anahuac University of Mexico City, and an MBA degree from Northwestern University of Chicago.

Security Ownership of Certain Beneficial Owners

Set forth below is certain information with respect to those persons who are known by us to have been, as of January 31, 2006, except as otherwise indicated, beneficial owners of more than five percent of our outstanding Common Stock.

	Common Stock
	Shares of Common Stock Beneficially Owned	Percent of Outstanding Common Stock
Americas Mining Corporation 2575 East Camelback Road Suite 500 Phoenix, AZ 85016 (a)	110,556,589	75.09%

(a)           Pursuant to Amendment No. 12 to the Schedule 13D filed by Grupo Mexico, Grupo Minero México Internacional, S.A. de C.V. (“GMMI”), AMC and SPHC II Incorporated (“SPHC II”) on May 23, 2005. As of May 23, 2005, Grupo Mexico, GMMI, AMC and SPHC II each had the sole power to vote or direct the vote of 0 shares; the sole power to dispose or direct the disposition of 0 shares; and had the shared power to dispose or direct the disposition of 110,556,589 shares. Of the 110,556,589 shares, 67,207,640 were held by AMC and 43,348,949 were held by SPHC II, both subsidiaries of Grupo Mexico. On September 6, 2005, SPHC II merged with and into AMC pursuant to a Certificate of Ownership and Merger filed by AMC with the Secretary of State of the State of Delaware. As a result of the merger, AMC currently owns 110,556,589 shares of our Common Stock.

Beneficial Ownership of Management

The information set forth below as to the shares of our Common Stock beneficially owned by the nominees, directors and executive officers named in the Summary Compensation Table below and by all nominees, directors and officers as a group is stated as of January 31, 2006.

	Southern Copper Corporation
	Shares of the Our Common Stock Beneficially Owned (a)	Percent of Outstanding Common Stock
Germán Larrea Mota-Velasco (c)	1,400		(b)
Xavier García de Quevedo Topete	400		(b)
Oscar González Rocha	0
J. Eduardo González Félix	0
Juan Rebolledo Gout	0
Jaime Fernando Collazo Gonzalez	0
Emilio Carrillo Gamboa	600		(b)
Carlos Ruiz Sacristán	600		(b)
Harold S. Handelsman	800		(b)
Genaro Larrea Mota-Velasco	400		(b)
Armando Ortega Gómez	800		(b)
Gilberto Perezalonso Cifuentes	1,000		(b)
Luis Miguel Palomino Bonilla	600		(b)

All nominees, directors and officers as a group (16) individuals) (d)	6,680		(b)

(a)           Information with respect to beneficial ownership is based upon information furnished by each nominee, director or officer. Except as noted below, all nominees, directors and officers have sole voting and investment power over the shares beneficially owned by them.

(b)           Less than 0.5%.

(c)           Mr. Larrea disclaims beneficial ownership over our shares owned by AMC, which in turn is controlled by Grupo Mexico.

(d)           Includes 80 shares of Mr. Jose N. Chirinos, our Comptroller.

In addition, the following information is provided in satisfaction of applicable rules of the Securities and Exchange Commission (“SEC”). Grupo Mexico is a Mexican corporation with its principal executive offices located at Baja California 200, Colonia Roma Sur, 06760 Mexico City, Mexico. Grupo Mexico’s principal business is to act as a holding company for shares of other corporations engaged in the mining, processing, purchase and sale of minerals and other products and railway services. Grupo Mexico shares are listed on the Mexican Stock Exchange.

The largest shareholder of Grupo Mexico is Empresarios Industriales de Mexico, S.A. de C.V., a Mexican corporation (“EIM”). The principal business of EIM is to act as a holding company for shares of other corporations engaged in a variety of businesses including mining, construction, real estate and drilling. The Larrea family, including Mr. Germán Larrea, directly controls the majority of the capital stock of EIM and directly and indirectly controls a majority of the votes of the capital stock of Grupo Mexico.

Director/Officer	Beneficial Ownership

Genaro Larrea Mota-Velasco	29,040,000
Oscar González Rocha	682,240
Jaime F. Collazo González	17,170
Vidal Muhech Dip	5,000
Armando Ortega Gómez	10,461
Juan Rebolledo Gout	100,000

Total	29,854,871

Except as set forth above, and to our knowledge, none of the nominees, directors and executive officers named in the Summary Compensation Table beneficially own any equity security of Grupo Mexico.

Committee Reports on Executive Compensation

Compensation Committee

The Compensation Committee is comprised of Messrs. Germán Larrea Mota-Velasco, Oscar González Rocha, Xavier García de Quevedo Topete, and Gilberto Perezalonso Cifuentes. The Committee did not meet in 2005.

The Compensation Committee of the Board of Directors has general responsibility for the administration, interpretation and oversight of all aspects of remuneration, including compensation, benefits and perquisites, of all of our executive officers and our other key employees and our subsidiaries.

The Compensation Committee has the authority to delegate any of its authority to subcommittees designated by the Compensation Committee to the extent permitted by law. The Compensation Committee may delegate its administrative duties to the Chief Executive Officer or other members of senior management, as permitted by applicable law and regulations. The Compensation Committee has the sole authority to retain and terminate any counsel or other advisors, including sole authority to approve fees and other retention terms.

The Compensation Committee produces the Compensation Committee Report on Executive Compensation for inclusion in our SEC filings and furnished the following report on compensation of executive officers in 2005.

In 2005, the only executive officers compensated by us were Messrs. Oscar González Rocha, our President and Chief Executive Officer and Jose N. Chirinos, our Comptroller. The base salary of Mr. González Rocha was determined by us and is reflected in an employee agreement mandated by Peruvian law. The base salaries of Messrs. Oscar González Rocha and Jose N. Chirinos follow the guidelines of salaries of our other key employees in Peru. The other items of the compensation paid in 2005 to Messrs. Oscar González Rocha and Jose N. Chirinos are consistent with compensation paid to our other key employees in Peru or are mandated by Peruvian law. For 2005 we approved an incentive cash payment to Messrs. Oscar González Rocha and Jose N. Chirinos in recognition of their performance. The incentive cash payments to Messrs. Oscar González Rocha and Jose N. Chirinos are reflected in the Summary Compensation Table.

In 2005, the Compensation Committee did not award cash incentive compensation under the Southern Copper Corporation Incentive Compensation Plan to Messrs. Oscar González Rocha and Jose N. Chirinos. The Compensation Committee under the Southern Copper Corporation Incentive Compensation Plan determines annual cash incentive payments to our key salaried employees. A target level of annual incentive compensation is established for each eligible employee based on the level of responsibility attached to such employee’s position. For executive officers these targets are set at competitive median levels. The Compensation Committee determines the officers’ levels of responsibility after review of substantially equivalent positions among our peers.

Under the Incentive Compensation Plan, awards to employees are established from a predetermined target level, based upon performance measured in the areas of production, safety and environmental at two levels: individual and company-wide.

Under Section 162(m) of the Internal Revenue Code of 1986, as amended, we may not deduct, with certain exceptions, compensation in excess of $1 million to the Chief Executive Officer and the four other highest paid executive officers as required to be reported in our proxy statement. The Compensation Committee does not believe that Section 162(m) will have any immediate material impact on us because, among other things, officer salaries principally enter into the calculation of non-US source taxable income.  Due to the availability of foreign tax credits, the Company will not normally incur a U. S. tax liability on its non-US source taxable income. The Compensation Committee will, however, continue to monitor our executive compensation programs to ensure their effectiveness and efficiency in light of our needs, including Section 162(m).

The Compensation Committee:

Germán Larrea Mota-Velasco
Xavier García de Quevedo Topete
Gilberto Perezalonso Cifuentes
Oscar González Rocha

Stock Incentive Plan Committee

Our Stock Incentive Plan Committee of the Board of Directors administers our Stock Incentive Plan. The members of the Committee currently are Messrs. Emilio Carrillo Gamboa, Luis Miguel Palomino Bonilla, and Gilberto Perezalonso Cifuentes. The Committee did not meet in 2005.

The Stock Incentive Plan Committee selects officers and other employees for participation in this plan and decides upon the timing, pricing and amount of awards and benefits granted under the Stock Incentive Plan.

No long-term incentive compensation was awarded in 2005. Long-term incentive compensation consists of awards of restricted stock and/or stock options and are designed to link the interests of executive officers and selected employees with those of stockholders by providing an incentive to manage our business as an owner with an equity stake. Awards generally are made to selected officers and employees, and are made within long-term incentive targets based upon analyses by us and consideration of each executive’s and employee’s performance. In the case of the Chief Executive Officer, the Stock Incentive Plan Committee also considers the Chief Executive Officer’s performance and responsibility in directing our performance.

Audit Committee Report

In 2005, the Southern Copper Corporation Audit Committee was comprised of three independent directors, Messrs. Emilio Carrillo Gamboa, Luis Miguel Palomino Bonilla and Gilberto Perezalonso Cifuentes.  Mr. Perezalonso has been a member of the Audit Committee since June 2002.

Mr. Emilio Carrillo Gamboa was elected to the Board on May 30, 2003 and to the Audit Committee in July 2003. Mr. Carrillo chairs the Audit Committee.  Mr. Luis Miguel Palomino Bonilla was elected to the Board and the Audit Committee on March 19, 2004.

Our Board of Directors determined that Messrs. Luis Miguel Palomino Bonilla, Gilberto Perezalonso Cifuentes, and Emilio Carrillo are independent of management and financially literate in accordance with the qualifications of the NYSE and the SEC, as such qualifications are interpreted by our Board of Directors in its business judgment. In addition, the Board of Directors determined that Messrs. Luis Miguel Palomino Bonilla and Gilberto Perezalonso Cifuentes are Audit Committee financial experts, as the Board of Directors interprets this qualification in its business judgment. The Board of Directors also determined that Messrs. Palomino and Perezalonso satisfy the accounting or related financial management expertise standard required by the NYSE, as the Board of Directors interprets this qualification in its business judgment. The Audit Committee met six times in 2005, with 100% attendance by Messrs. Emilio Carrillo Gamboa, Gilberto Perezalonso Cifuentes, and Luis Miguel Palomino Bonilla of the meetings each committee member was eligible to attend.

The Board of Directors has adopted a written charter for the Audit Committee, which is posted on our web site and is included as Appendix A to this proxy statement. The charter for the Audit Committee sets forth the authority and responsibilities of the Audit Committee. The functions of the Committee include approving the engagement of independent accountants, reviewing and approving the fees, scope and timing of their other services, and reviewing the audit plan and results of the audit. The Committee also reviews our policies and procedures on internal auditing, accounting and financial controls. The implementation and maintenance of internal controls are understood to be primarily the responsibility of management.

In connection with those responsibilities, the Audit Committee has taken the following actions:

(1)  reviewed and discussed the consolidated audited financial statements with management and the independent accountants;

(2)  discussed with the independent accountants, PwC, the matters required to be discussed by Statements on Auditing Standards No. 61, as amended (Audit Committee Communications);

(3)  received the written disclosures and the letters from PwC required by the Independence Standards Board Standard No. 1, (Independence Discussions with Audit Committees) and has discussed with PwC its independence from us and our management;

(4)  discussed with our internal and independent accountants, PwC, the overall scope and plans of their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of our internal controls and the overall quality of our financial reporting;

(5)  recommended, based on the reviews and discussions referred to above, to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the SEC; and

(6)  selected PwC as our independent accountants for year 2006. Such selection is submitted for ratification by you at this annual meeting.

The Audit Committee:
Emilio Carrillo Gamboa
Luis Miguel Palomino Bonilla
Gilberto Perezalonso Cifuentes

Principal Accountant Fees and Services

The following is a summary of fees we were billed by PwC for professional services rendered for the 2004 and 2005 fiscal years.

Fee Category	2005 Fees
Audit Fees	$687,000
Audit-Related Fees	1,391,000
Tax Fees	—
All Other Fees	1,778,018

Total Fees	$3,856,018

Fee Category	2004 Fees
Audit Fees	$305,000
Audit-Related Fees	375,000
Tax Fees	10,000
All Other Fees	220,000

Total Fees	$910,000

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of our financial statements included in our Annual Report on Form 10-K, and reviews of the financial statements included in our quarterly reports on Form 10-Q.

Audit-Related Fees

Audit-Related Fees consist of fees for professional services provided by PwC not described above under “Audit Fees” in connection with their audit of the effectiveness of our internal control over financial reporting required by the Sarbanes-Oxley Act of 2002, which amounted to $1,391,000 for the 2005 fiscal year and $375,000 for the 2004 fiscal year.

Tax Fees

PwC provided no tax services in 2005.  In 2004, PwC provided tax services amounting to $10,000. The fees related primarily to tax compliance and tax advice in Peru.

All Other Fees

In 2005 all other fees for services, other than those described above, consisted primarily of fees for services provided by PwC in connection with financial statements requirements and the registration process and other procedures related to the filing of a Form S-3 in the amount of $1,590,393, a non-audit fee of $4,500 to update documentation of the Lima office personnel, and review of accounting issues relating to comments from the SEC relating to our 2004 annual report filed on Form 10-K and our quarterly reports filed on Forms 10-Q for 2004 in the amount of $170,000, and $13,125 for services provided by PwC in connection with a Consulting Investment and Bond Plan review.  In 2004 all other fees for services, other than those described above consisted primarily of fees for services provided by PwC in connection with their re-auditing of fiscal year 2002 financial statements in connection with the stockholder-approved merger transaction in the amount of $200,000, and in connection with consulting services and statutory and regulatory filings in the amount of $20,000.

Audit Committee Pre-Approval Policies and Procedures

Our management defines and communicates specific projects and categories of service for which the advance approval of the Audit Committee is requested. The Audit Committee reviews these requests and advises management if the Committee approves the engagement of PwC. In 2005, all services provided by PwC were approved in advance by the Committee.

Executive Compensation

Set forth below is certain information concerning the compensation for services in all capacities to us for each of the three fiscal years ended December 31, 2005 of Mr. Oscar González Rocha, our President and Chief Executive Officer, and for each of the two fiscal years ended December 31, 2005 of Mr. Jose N. Chirinos, our Comptroller. Mr. Germán Larrea, our Chairman received no compensation from us in 2003, 2004 and 2005 for services other than as a director. In addition, during 2003, 2004 and 2005 we paid no compensation to any other executive officer other than director’s fees to those executive officers also serving as directors of the Company.

Summary Compensation Table

	Annual Compensation
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation (a)	All Other Compensation (b)
Oscar González Rocha President and CEO	2005	$370,229	$76,010	$111,260	$398,875
	2004	347,104	286,399	89,314	280,973
	2003	325,308	106,965	83,935	91,365
José N. Chirinos	2005	155,400	32,787	108,776	252,577
Comptroller	2004	142,420	21,377	102,687	185,922

(a)           Other Annual Compensation consists of mainly programs sponsored by us and compensation mandated by Peruvian law. Amounts shown for Mr. Oscar González Rocha, consist of:  $31,131, $28,419 and $26,641 as vacation bonuses, mandated by Peruvian Law, in 2005, 2004 and 2003, respectively; $64,772, $58,798 and $55,167 as annual bonuses for national holidays and Christmas in 2005, 2004 and 2003, respectively, also mandated by Peruvian law; $0, $2,097 and $2,127 for vacation travel in 2005, 2004 and 2003, respectively; and $15,357 for 2005 related to a Peruvian mandated benefit that provides for the payment of five percent of the monthly salary for each period of five years of service.

Amounts shown for Mr. José N. Chirinos, consist of: $14,583 and $13,685 as vacation bonuses, mandated by Peruvian Law, in 2005 and 2004, respectively; $37,778 and $37,254 as annual bonuses for national holidays and Christmas in 2005 and 2004, respectively, also mandated by Peruvian law; $2,028 and $1,900 for vacation travel in 2005 and 2004, respectively; and $54,390 and $49,848 for 2005 and 2004, respectively related to a Peruvian mandated benefit that provides for the payment of five percent of the monthly salary for each period of five years of service.

(b)           Amounts shown reflect (1) a maintenance fee for a corporate residence of the President and Chief Executive Officer in Lima, Peru, (2) profit participation mandated by Peruvian law in the earnings of our Peruvian Branch, and (3) severance benefits and other compensation mandated by Peruvian law. Mr. Oscar González Rocha received $5,943 for each of the three years ended December 31, 2005 as a maintenance fee for his corporate residence, which he uses when he conducts business activities for the Company in Lima, Peru.  Mr. Oscar González Rocha has residences at the Company’s operations provided by the Company, as mandated by Peruvian law.  Peruvian law requires the payment of a profit participation in the pre-tax earnings of our Peruvian Branch. Under this program, Mr. Oscar González Rocha received $353,160, $246,648 and $51,509 in 2005, 2004 and 2003, respectively. Additionally, as a severance benefit, Peruvian law requires a deposit of one twelfth of an employee’s annual salary, vacation, travel, national holidays, Christmas, dependents and service award bonus, each year, for each employee (whether Peruvian or expatriate) working in Peru, as applicable, in a bank account of the employee’s choosing, which accrues interest paid by the bank, until the employee terminates employment, at which time the employee is eligible to receive the funds. Under this program, $39,772, $28,682 and $33,912 in severance benefits were deposited on behalf of Mr. Oscar González Rocha in 2005, 2004 and 2003, respectively.

Amounts shown reflect (1) profit participation mandated by Peruvian law in the earnings of our Peruvian Branch, and (2) severance benefits and other compensation mandated by Peruvian law.  Peruvian law requires the payment of a profit participation in the pre-tax earnings of our Peruvian Branch. Under this program, Mr. José N. Chirinos received $213,040 and $152,889 in 2005 and 2004, respectively. Additionally, as a severance benefit, Peruvian law requires a deposit of one twelfth of an employee’s annual salary, vacation, travel, national holidays, Christmas, dependents and service award bonus, each year, for each employee (whether Peruvian or expatriate) working in Peru, as applicable, in a bank account of the employee’s choosing, which accrues interest paid by the bank, until the employee terminates employment, at which time the employee is eligible to receive the funds. Under this program, $22,142 and $16,194 in severance benefits were deposited on behalf of Mr. José N. Chirinos in 2005 and 2004, respectively.  As other payments, the Company paid $17,395 and $16,839 to Mr. José N. Chirinos in 2005 and 2004, respectively pursuant to the requirements of the Peruvian private pension system (AFP).

Option Grants, Exercises, and Fiscal Year-End Values

No options were granted in 2005.

Option Exercises and Fiscal Year-End Values

No options were exercised in 2005.

Retirement Plans

None of our executive officers are covered by our pension plans.

Severance Benefit

As described in Note (b) to the Summary Compensation Table above, we provide severance benefits as required by Peruvian law.

Employment Agreements

Pursuant to Peruvian laws concerning expatriate employees, Mr. Oscar González Rocha entered into an employment agreement. The employment agreement is in effect for a term of one year and may be extended for additional periods. In accordance with the terms of the employment agreement, the Company has agreed to provide Mr. Oscar González Rocha (and any other expatriate employees) with benefits as required by Peruvian law. Under the employment agreement, Mr. Oscar González Rocha may resign at any time by providing us with 30 days’ notice. The employment agreement also provides that we may dismiss Mr. Oscar González Rocha for serious offenses as established by Peruvian law.

Terminated employees are also entitled to receive severance benefits as required by Peruvian law.

Certain Transactions

Grupo Mexico, the ultimate parent and our majority indirect stockholder, and our other affiliates, provide various services to us. In 2005, these activities were principally related to accounting, legal, tax, financial, treasury, human resources, price risk assessment and hedging, purchasing, procurement and logistics, sales and administrative and other support services. Grupo Mexico is reimbursed for these services. The total amount paid by us to Grupo Mexico for such services in 2005 was $13.8 million.  We expect to continue to pay for these support services going forward in an amount of $13.8 million per year.

The former holders of our Class A Common Stock (the “Class A Common Stock”) until June 2005 and their affiliates purchase copper products and other products from us from time to time at prices determined by reference to the LME and COMEX market price for copper and published prices for other products, if available.

In 2005, we purchased from Asarco $1.1 million and sold to Asarco $11.6 million of products, principally sulfuric acid and silver.

Sociedad Minera Cerro Verde S.A., an affiliate of Phelps Dodge Overseas Corporation and Climax Molybdenum B.V., our stockholders until June 2005, purchased $1.5 million of acid products from us in 2005 (through June).

Cerro Wire and Cable LLC, an affiliated company of one of our shareholders until June 2005, purchased $13.7 million of copper products from us in 2005.

On January 15, 2004, we entered into a tolling agreement with Asarco. Under terms of the agreement, in the first quarter of 2004 we, through our wholly owned US subsidiary, Southern Peru Limited (“SPL”), commenced delivering to Asarco, at its Amarillo, Texas refinery, copper cathodes for conversion into copper rods, which we sell to customers in the United States. We delivered 29,000 tons of copper during 2005 to the Asarco refinery. On July 8, 2005 Asarco declared Force Majeure, notifying

SPL that because of a strike at their facilities, they would be unable to accept shipments from us.  Accordingly, deliveries to the refinery were suspended and we had redirected the copper otherwise intended for delivery to the refinery to other customers.  At December 31, 2005 we did not have copper at the Asarco refinery.  We paid Asarco a tolling charge upon our receipt of copper rods.  These charges, $1.6 million in 2005, are based on competitive market terms.  Through June 9, 2005 we sold a portion of the copper treated by Asarco, approximately $13.7 million, to The Marmon Group — Cerro Wire, our stockholder until June 9, 2005.

Additionally, in 2005 we purchased $3.3 million and $0.7 million of industrial material from Higher Technology S.A.C. and Servicios y Fabricaciones Mecánicas S.A.C., respectively. Mr. Carlos González, a son of our President and Chief Executive Officer, is the principal owner of these companies. In addition, we purchased $0.2 million in 2005 of industrial materials from Société Française des Bandes Transporteuses, a French corporation. Mr. Alejandro González, a son of our President and Chief Executive Officer, is a sales representative with this company.

We paid $0.4 million in 2005 in interest expense related to borrowings from Grupo México. We paid $1.6 million in 2005 for refining and other services provided by Asarco.

In 2005, the balance of receivables from Asarco was $0.2 million, net of $4.2 million of uncollectible receivables. Additionally, in 2005, the balance of payables to Asarco was $0.5 million, net of $2.1 million of reserved payables.

Our Mexican operations paid fees of $21.0 million in 2005, primarily for freight serviced provided by Ferrocarril Mexicano, S.A. de C.V., an indirect subsidiary of Grupo Mexico.

In addition, our Mexican operations paid fees of $29.7 million in 2005 for construction services provided by Mexico Constructora Industrial, S.A. de C.V., an indirect subsidiary of Grupo Mexico. At December 31, 2005 we had a balance due of $5.0 million for advances provided to this company.

The Larrea family controls a majority of the capital stock of Grupo México, and has extensive interests in other businesses, including oil drilling services, construction and real estate. We engage in certain transactions in the ordinary course of business with other entities controlled by the family relating to mining and refining services, the lease of office space, and air transportation and construction services. These transactions amounted to approximately $3.7 in 2005.

It is anticipated that in the future we will enter into similar transactions with the same parties.

On March 28, 2005, our stockholders at a special meeting approved a transaction pursuant to which our majority shareholder, Grupo Mexico, through its subsidiary, AMC, sold to us its approximately 99.1463% shareholding in Minera Mexico (“MM”), in return for the issuance to AMC of 67,207,640 million of our shares.  The transaction resulted in Grupo Mexico increasing its ownership share in us to 75.1% from its prior 54.2%.

On October 20, 2005 our Board of Directors approved the acquisition of 6,386,521 shares of MM from Grupo Mexico. The acquired shares represent 0.81833% of the outstanding shares of MM and were purchased for $30,276,420.

We lend to and borrow from our affiliates from time to time to fund acquisitions and for other corporate purposes.  We believe these financing transactions bear interest at market rates.

Shareholder Return Performance Presentation

Set forth below is a line graph comparing the yearly change in the cumulative total return on our Common Stock against the cumulative total return on the S&P composite 500 Stock Index and the S&P DIV Metals Index for the five-year period ending December 31, 2005. Our Common Stock commenced trading on the NYSE on January 5, 1996. The chart below analyzes the total return on SCC’s Common Stock for the period commencing December 31, 2000 and ending December 31, 2005, compared to the total return of the S&P 500 and the S&P Metals for the five-year period commencing December 31, 2000 and ending December 31, 2005. In 2001, SCC’s stock provided a positive return of 0.76% compared to a negative return of 13.04% for the S&P 500 and a negative return of 27.79% for the S&P DIV Metals Group. In 2002, SCC’s Stock provided a positive return of 20.51% compared to a negative return of 23.37% and a positive 5.77% for the S&P 500 and the S&P DIV Metals, respectively. In 2003, SCC’s Stock increased 225.41% compared to a positive return of 26.39% for the S&P 500 and a positive return of 143.69% for the S&P DIV Metals Group. In 2004, SCC’s stock return was positive 0.75% compared to a positive return of 8.99% for the S&P 500 and a negative return of 26.41% for the S&P DIV Metals Index. In 2005 SCC’s stock return was positive 41.88% compared to a positive return of 3.00% for the S&P 500 and a positive return of 44.13% for the S&P DIV Metals Index.

Comparison of Five Year Cumulative Total Return*
SCC Stock, S&P 500 Index and S&P DIV Metals Index.**

*              Total Return assumes reinvestment of dividends

**           The Comparison assumes $100 dollars invested on December 31, 2000

S&P DIV Metals Index components: Phelps Dodge and Freeport McMoran

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

Our directors representing Grupo Mexico are executive officers of Grupo Mexico or its affiliates. Messrs. Germán Larrea Mota-Velasco, Oscar González Rocha, Xavier Garcia de Quevedo Topete, and Gilberto Perezalonso Cifuentes comprise the Compensation Committee of the Board. The Compensation Committee did not meet in 2005. See also “Certain Transactions.”

“Controlled Company” Exception to NYSE Rules.

A company of which more than 50% of the voting power is held by a single entity, a “controlled company”, need not comply with the requirements of the NYSE corporate governance rules requiring a majority of independent directors and independent compensation and nomination/corporate governance committees.

We are a controlled company as defined by the rules of the NYSE. Grupo Mexico currently owns indirectly 75.1% of our stock. We have taken advantage of the exceptions to the corporate governance rules of the NYSE.  We have four special independent directors nominated by the Special Nominating Committee, Messrs. Harold S. Handelsman, Luis Miguel Palomino Bonilla, Gilberto Perezalonso Cifuentes and Carlos Ruiz Sacristán.  At its meeting on January 26, 2006, the Board of Directors determined that Messrs. Harold S. Handelsman, Luis Miguel Palomino Bonilla, Gilberto Perezalonso Cifuentes and Carlos Ruiz Sacristán are independent of management in accordance with the qualifications of the SEC and NYSE as such qualifications are interpreted by our Board of Directors in its business judgment.  At the same meeting, the Board determined that Mr. Emilio Carrillo Gamboa also met the SEC and NYSE independence qualifications.

Corporate Governance Guidelines, Committee Charters and Code of Ethics

We have adopted Corporate Governance Guidelines for the Board of Directors and charters for the Audit, Special Nominating, Governance, and Compensation Committees. We also have in place a Code of Business Conduct and Ethics that apply to our principal executive officer, principal financial officer, comptroller, all officers, directors and our employees, including the persons performing accounting or financial functions. The Corporate Governance Guidelines, Code of Business Conduct and Ethics, and Committee charters, may be accessed free of charge by visiting our web site at www.southerncoppercorp.com.   Copies of these documents are also available in print by written request directed to our Secretary, at Southern Copper Corporation, 2575 E. Camelback Rd. Suite 500, Phoenix, AZ 85016 or at Southern Copper Corporation, Av. Caminos del Inca 171, Lima-33, Peru.

In accordance with Section 303A.03 of the corporate governance rules of the NYSE, an executive session of non-management directors is scheduled on the occasion of each of our regularly scheduled Board meetings.  For such purpose, our Chairman invites the non-management directors to hold the executive session and all other members are asked to leave the boardroom.  The non-management directors decide on each occasion if there are matters that warrant holding the executive session and the directors designate for each session, the director who will preside at each executive session.  This policy is disclosed in Section 5.4 of our Corporate Governance Guidelines posted on the Company’s web site at www.southerncoppercorp.com.

We intend to report any amendments to, or waiver from, a provision of the Code of Business Conduct and Ethics that applies to the principal executive officer, principal financial officer, principal accounting officer, comptroller and other persons performing similar functions.

Corporate Governance Committee

The primary functions of the Corporate Governance Committee are (a) to consider and make recommendations to the Board concerning the appropriate function and needs of the Board, (b) to develop and recommend to the Board corporate governance principles, and (c) to oversee evaluation of the Board and management.

The Committee has the authority to delegate any of its authority to subcommittees designated by the Corporate Governance Committee, to the extent permitted by law. The Corporate Governance Committee has the sole authority to retain and terminate any counsel or other advisors, including sole authority to approve the fees and other retention terms.

Special Independent Directors/Special Nominating Committee

On April 12, 2005, the Board of Directors discontinued the Nominating Committee in view of the creation of the Special Nominating Committee pursuant to an amendment of our Certificate, filed on March 29, 2005. The Special Nominating Committee functions as a special committee to nominate special independent directors to the Board. Pursuant to our Certificate, a special independent director is any director who (i) satisfies the independence requirements of the NYSE Listed Company Manual (or any other exchange or association on which the Common Stock is listed) and (ii) is nominated by the Special Nominating Committee. The Special Nominating Committee has the right to nominate a number of special independent directors based on the percentage of our Common Stock owned by all holders of our Common Stock, other than Grupo Mexico and its affiliates.

The Special Nominating Committee consists of three directors, two (2) of whom are Luis Miguel Palomino and Carlos Ruiz Sacristán (each an “Initial Member” and, together with their successors, “Special Designees”) and such other director, who was initially Oscar González Rocha and is currently Armando Ortega, as may be appointed by the Board of Directors or the “Board Designee”. The Board Designee will be selected annually by the Board of Directors. The Special Designees will be selected annually by the members of the Board who are special independent directors or Initial Members. Only special independent directors can fill vacancies on the Special Nominating Committee. Any member of the Special Nominating Committee may be removed at any time by the Board of Directors for cause. The unanimous vote of all members of the nominating committee will be necessary for the adoption of any resolution or the taking of any action.

The Certificate provides that the number of special independent directors on the Board of Directors at any given time shall equal (a) the total number of directors on the Board of Directors multiplied by (b) the percentage of Common Stock owned by all of the stockholders (other than Grupo Mexico and its affiliates), rounded up to the next whole number. Notwithstanding the foregoing, the total number of persons nominated as special independent directors cannot be less than two or greater than six.

The Special Nominating Committee has nominated Messrs. Harold S. Handelsman, Luis Miguel Palomino Bonilla, Gilberto Perezalonso Cifuentes, and Carlos Ruiz Sacristán as special independent directors.  At its meeting on January 26, 2006, the Board of Directors approved the nomination and determined that Messrs. Harold S. Handelsman, Luis Miguel Palomino Bonilla, Gilberto Perezalonso Cifuentes, and Carlos Ruiz Sacristán are independent of management in accordance with the qualifications of the SEC and NYSE as such qualifications are interpreted by our Board of Directors in its business judgment.  At the same meeting, the Board determined that Mr. Emilio Carrillo Gamboa also met the SEC and NYSE independence qualifications.

Notwithstanding the foregoing, the power of the Special Nominating Committee to nominate special independent directors is subject to the rights of the stockholders to make nominations in accordance with the by-laws.

The Special Nominating Committee did not meet in 2005. The Special Nominating Committee considers and makes recommendations to the Board of Directors with respect to the nominations for special independent directors. The Committee considers recommendations for special independent director nominees to the Board of Directors from all sources. Recommendations for special independent director nominees should be sent in writing to our Secretary.

The Special Nominating Committee’s Charter sets forth that it shall have the authority to:

•      consider and recruit candidates to fill the positions on the Board allocated to special independent directors taking into account the Board’s current composition and core competencies and the needs of the Board as a whole;

•      apply criteria for Board membership that require special independent directors to satisfy the independence requirements, possess financial and business competency, high ethical standards and integrity, intelligence and judgment, sufficient time to devote to our matters, and a history of achievement;

•      review and consider candidates from all sources;

•      conduct appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates;

•      recommend the special independent director nominees for approval by the Board and you;

•      fill any vacancy created by the removal, resignation or retirement from the Board of any special independent director; and

•      evaluate annually the Committee’s own performance and the adequacy of the charter, and report on the same to the Board.

The Committee has the authority to delegate any of its authority to subcommittees designated by the Committee, to the extent permitted by law. However, the Committee has the sole authority to retain and terminate any advisor, including counsel and any search firm used to identify special independent director candidates, and to approve the fees and other retention terms of said advisors.

Affiliate Transaction Committee

The amendment to the Certificate also prohibits us from engaging in any material affiliate transaction unless the transaction has been reviewed by a committee of at least three members of the Board of Directors, each of whom must satisfy the independence standards of the NYSE (or any other exchange or association on which the Common Stock is listed). A material affiliate transaction is defined as a transaction, business dealing or material financial interest in any transaction, or any series of transactions between Grupo Mexico or one of its affiliates (other than us or any of the subsidiaries), on the one hand, and us or one of our subsidiaries, on the other hand, that involves aggregate consideration of more than $10,000,000.

Compensation of Directors

Each director receives compensation in the amount of $20,000 per year and $6,000 for attendance in person at each meeting. For attendance by telephone conference the compensation is $1,000 for each meeting.

We have a Directors’ Stock Award Plan pursuant to which directors who are not compensated as our employees are entitled to an award of 200 shares of Common Stock upon election to the Board and 200 additional shares of Common Stock following each annual meeting of stockholders thereafter.  This Plan will expire by its terms on January 31, 2016.

Attendance of Directors

The Board of Directors met four times in 2005, with 75% attendance by Mr. Perezalonso and Mr. Carrillo Gamboa, and 100% attendance by all of the directors.

We do not have a policy requiring attendance by directors at the annual meeting of stockholders. Mr. Oscar González Rocha, our President, chaired the 2005 annual meeting of stockholders. Messrs. Armando Ortega Gómez, Jaime Fernando Collazo González, J. Eduardo González Félix and Juan Rebolledo Gout attended.  The absence of all other directors was excused.

Shareholder Communications with Directors

You or other persons wishing to write to our Board of Directors or a specified director or committee of the Board should send correspondence to our Secretary at Southern Copper Corporation, 2575 E. Camelback Rd. Suite 500, Phoenix, AZ 85016 or at Southern Copper Corporation, Av. Caminos del Inca 171, Lima-33, Peru.

All communications so received from you or other interested parties will be forwarded to the members of the Board of Directors, or to a specific Board member or committee if so designated by such person.  Anyone who wishes to communicate with a specific Board member or committee should send instructions asking that the material be forwarded to the director or to the appropriate committee chairman.

Shareholder Nominations

Under the by-laws in effect on the date hereof, a Common Stockholder seeking to nominate a director for election by Common Stockholders must give written notice to our Secretary at least 90 days in advance of the anniversary date of the immediately preceding annual meeting, or within 10 business days of the giving of notice of a special meeting. The notice must provide specific biographical data with respect to each nominee, including such information as is required to be included in our proxy statement, and a representation by the Common Stockholder that he or she is a holder of record entitled to vote at the meeting and that he or she intends to appear in person or by proxy to make the nomination. Nominations for our 2007 annual meeting of stockholders must be received by January 26, 2007.

If the amendments to our by-laws are approved, Common Stockholders seeking to nominate a director or propose business to be considered at an annual meeting of stockholders must give written notice to our Secretary regarding the proposed nominee and/or proposed business to be considered no less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from such anniversary date, notice by the stockholder to be timely must be delivered not earlier than 120 days and not later than 90 days prior to such annual meeting or 10 days following the day on which public announcement of the date of such meeting is first made.  Accordingly, if the amendments to our by-laws are approved, your nominations or proposals intended to be presented at our 2007 annual meeting of stockholders must be received by us by January 26, 2007 (unless the date of the 2007 annual meeting is advanced by more than 30 days or delayed by more than 60 days).

Section 16(a) Beneficial Ownership Reporting Compliance

Based on our records and other information, we believe that all filing requirements of the SEC applicable to our executive officers, directors, and ten percent or more owners were complied with for 2005 except that Mr. Juan Rebolledo Gout, a director, filed one late report covering the sale of 600 shares in January 2006.

APPROVAL OF PROPOSALS BY STOCKHOLDERS

The Board of Directors recommends that you vote FOR the following proposals.

PROPOSAL TO ELECT OUR

THIRTEEN DIRECTORS

The Board of Directors recommends that you vote in favor of the election of Emilio Carrillo Gamboa, Jaime Fernando Collazo González, Xavier García de Quevedo Topete, Oscar González Rocha, J. Eduardo González Félix, Harold S. Handelsman, Germán Larrea Mota-Velasco, Genaro Larrea Mota-Velasco, Armando Ortega Gómez, Luis Miguel Palomino Bonilla, Gilberto Perezalonso Cifuentes, Juan Rebolledo Gout, and Carlos Ruiz Sacristán as directors of the Company to represent you.

PROPOSAL TO AMEND OUR BY-LAWS

On May 19, 2005, all of the holders of our former Class A Common Stock, par value $0.01 per share voluntarily converted (the “Conversion”), on a share-for share basis, all of their shares of Class A Common Stock, totaling in the aggregate 65,900,833 shares, into 65,900,833 newly-issued shares of Common Stock.

As a result of the Conversion, (1) no shares of Class A Common Stock remain outstanding and no shares of Class A Common Stock will be reissued, and (2) the number of authorized shares of Common Stock is now 167,207,640 and there are outstanding [147,228,025] shares of Common Stock.  Upon the Conversion, the right of the holders of Class A Common Stock (1) to vote as a separate class with respect to the election of directors of the Company, (2) to elect thirteen of the fifteen members of the Board of Directors of the Company (3) and to have five votes per share of Class A Common Stock when voting as a single class with the Common Stock on all matters other than the election of directors was eliminated.  All holders of Common Stock now vote as a single class on all matters submitted to a vote of stockholders, with each share of Common Stock entitled to one vote.

Our Board of Directors believes that it is in the best interests of the Company and its stockholders to amend our by-laws to eliminate the extraneous provisions relating to the retired series of Class A Common Stock.  The amendments would simplify our by-laws, which after the amendments, will better reflect the actual capital structure of the Company.  The amendments to our by-laws, eliminating the extraneous provisions relating to our former Class A Common Stock, will have no effect on the rights of our Common Stockholders and are reflected in our amended by-laws attached hereto as Appendix B and incorporated herein by reference.  The other amendments to our by-laws introduce a new provision for advance notice to shareholders seeking to nominate directors or to propose other business at annual meetings of the Common Stockholders, substitute Grupo Mexico for ASARCO Incorporated in the “Change in Control” definition in the by-laws, and amend the amendment section of the by-laws to eliminate the 80% supermajority vote requirement.

The amendments to Section 1.02 of Article I, Section 2.02, 2.04 and 2.09 of Article II and the proviso to Section 8.05 of Article VIII of our by-laws (relating to the amendment of the aforementioned sections of the by-laws) require the affirmative vote of 80% of the voting power of all shares of Common Stock entitled to vote.  The amendment substituting Grupo Mexico for ASARCO Incorporated in the “Change in Control” definition in the by-laws will be passed with the affirmative vote of a majority of the votes cast at the annual meeting by stockholders entitled to vote at the meeting.  The rest of the amendments to our by-laws require the affirmative vote of the holders of a majority of our Common Stock.

The effect of the amendment relating to the advance notice provision will be that Common Stockholders will have to comply with more stringent time requirements when seeking to nominate directors or propose business at the Company’s annual meeting of Common Stockholders.  The effect of the substitution of Grupo Mexico in the “Change in Control” definition is that a “Change in Control” will be triggered when Grupo Mexico and its affiliates cease to own 51% of the Company, rather than when ASARCO Incorporated no longer owns 35,000,000 shares of Class A Common Stock.  The effect of the amendments relating to the 80% supermajority vote requirement is that the Board will be more readily capable of amending certain provisions of the by-laws relating to Special Meetings, the Number, Term of Office and Qualifications of the Board of Directors and the Election and Removal of Directors.

The Board of Directors has approved and recommends your approval of the amendments to our bylaws. The text of the proposed amendments to our by-laws is attached to this Proxy Statement as Appendix B.  The Board urges you to read Appendix B carefully before voting on this proposal. The proposed amendments would become effective immediately if they are approved by the Common Stockholders.  Once effective, your nominations for directors and proposals for business intended to be presented at our 2007 annual meeting of stockholders must be received by us at our principal executive office in the United States (2575 E. Camelback Rd. Suite 500, Phoenix, AZ 85016, USA) by January 26, 2007 to be considered for inclusion in our proxy statement and form of proxy.

PROPOSAL TO AMEND OUR CERTIFICATE TO INCREASE THE

NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

On January 26, 2006, the Board of Directors unanimously adopted a resolution recommending that our stockholders approve an amendment to our Certificate to increase the aggregate number of shares of Common Stock which we are authorized to issue from 167,207,640 shares to 320,000,000 shares.  The Board urges you to carefully read the entire text of this amendment, which is included in Appendix C to this proxy statement and incorporated herein by reference.

Our Board of Directors believes that it is in our best interest to increase the number of authorized shares of Common Stock.  The amendment will have the effect of allowing the Company to issue more shares of Common Stock in the future.  When issued, the additional shares of Common Stock will have the same rights and privileges as the shares of Common Stock currently authorized and outstanding. No holder of any of our shares of Common Stock has preemptive rights. Therefore, no stockholder will have any preferential right to purchase any additional shares of our Common Stock when the new shares are issued.

Pursuant to Sections 242 and 245 of the DGCL, the amendments to our Certificate must be approved also by the holders of a majority of our issued and outstanding shares of Common Stock.  If approved by the Common Stockholders, this proposed amendment will become effective upon the filing of our Certificate with the Secretary of State of the State of Delaware.  The amendment is reflected in Article Four of the form of our Certificate, which is attached hereto as Appendix C and incorporated herein by reference.

PROPOSAL TO RATIFY THE SELECTION OF INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers S.C. were our independent accountants continuously from 1962 until 1999. PricewaterhouseCoopers S.C. is a world-class global auditing firm and is the world’s leading auditing firm for the mining industry. They have been our independent accountants since 2003.  On January 25, 2006, the Audit Committee selected PricewaterhouseCoopers S.C. as our independent accountants for 2006.

The Board of Directors recommends that you ratify the selection by the Audit Committee of the Board of Directors of PricewaterhouseCoopers S.C. as our independent accountants for the calendar year 2006.

PricewaterhouseCoopers S.C. has advised us that neither the firm nor any of its members have any direct or material indirect financial interest in us or our subsidiaries. A representative of PricewaterhouseCoopers S.C. will be present at the stockholders’ meeting. The representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

PROPOSALS OF STOCKHOLDERS

Under SEC rules, proposals of stockholders intended to be presented at our 2007 annual meeting of stockholders must be received by us at our principal executive office in the United States (2575 E. Camelback Rd. Suite 500, Phoenix, AZ 85016, USA) by November 30, 2006 to be considered for inclusion in our proxy statement and form of proxy.  Additionally, if our by-laws are approved and once they become effective, your proposals intended to be presented at our 2007 annual meeting of stockholders must be received by us by January 26, 2007.

OTHER INFORMATION

We are not aware of any other matters to be considered at the meeting. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy are ratified to and will vote said proxy in accordance with their judgment on such matters.

The cost of soliciting proxies in the accompanying form will be borne by us. Georgeson Shareholder Communications Inc. has been employed to solicit proxies by mail, telephone or personal solicitation for net fees to be paid by us of $1,500, plus reasonable out-of-pocket expenses. A number of our regular employees, without additional compensation, may solicit proxies personally or by mail or telephone.

Southern Copper Corporation
Armando Ortega Gómez, Secretary

Phoenix, AZ, March 29, 2006

Appendix A

Southern Copper Corporation
Audit Committee Charter

The Audit Committee (the “Audit Committee” or “Committee”) of the Board of Directors shall be appointed by the Board of Directors (the “Board”) of Southern Copper Corporation (the “Company”).

The purposes of the Audit Committee of Southern Copper Corporation are (a) to assist the Board of Directors in overseeing (i) the quality and integrity of the Company’s financial statements, (ii) the qualifications and independence of the Company’s independent auditors (the “Independent Auditors”), (iii) the performance of the Company’s internal audit function and of the Independent Auditors, and (iv) the Company’s compliance with legal and regulatory requirements; and (b) to prepare the report of the Committee to be included in the Company’s annual proxy statement.  To perform its duties and responsibilities the Committee shall have the right to unrestricted access to members of management, employees, and any relevant information.

The Committee shall consist of three or more non-employee directors of the Company who are independent of management, are free from any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a Committee member, and that otherwise satisfy the independence requirements of the NYSE and other applicable requirements for audit committee service imposed by the Securities Exchange Act of 1934, as amended.  Each member of the Committee must be financially literate or must become financially literate within a reasonable period of time after appointment to the Committee.  At least one member of the Committee shall qualify as an audit committee “financial expert”, as such term is defined by the Securities and Exchange Commission (“SEC”).  Qualifications of Committee members shall be determined by the Board in its business judgment.

The Committee members serve at the discretion of the Board.  The Board shall designate one member of the Committee as its chairperson.  The Committee shall meet as frequently as required to fulfill its duties and responsibilities but in any case not less than four times a year.  The Committee shall set its own rules of procedure consistent with the Company’s by-laws and applicable law.

The Committee shall:

1.     Have the sole and direct responsibility and authority for the appointment, retention and termination (subject, if applicable, to shareholder ratification), compensation, evaluation and oversight of the work of the Independent Auditors, including resolving disagreements between management and the Independent Auditors regarding financial reporting.  The Independent Auditors shall report directly to the Committee.  The Committee shall have the responsibility and authority to approve in advance all audit and non-audit services to be provided by the Independent Auditors and may delegate authority to grant such pre-approvals to one or more members of the Committee with the requirement that such member or members present any decisions made pursuant to such delegated authority to the full Audit Committee at its next scheduled meeting;

2.     Discuss and review with the Independent Auditors the overall scope, plans, and staffing for their audit;

3.     At least annually, obtain and review a report by the Independent Auditors describing (i) all relationships between the Independent Auditors and the Company (to assess the Independent Auditors’ objectivity and independence, as required by Independence Standards Board Standard No.1, as amended or supplemented from time to time, and to enable the Committee to take, or recommend that the Board take, appropriate action to assure continuing independence of the Independent Auditors); (ii) the Independent Auditors’ internal quality-control procedures; and (iii) any material issues raised by the most recent internal quality-control review, or peer review, of the Independent Auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the Independent Auditors, and any steps taken to deal with any such issues ;

4.     At least every six months, the Committee shall consider the qualifications of and service provided by the Independent Auditors’ team, results of peer reviews, as well as feedback from management and internal audit, and its own observations in assessing whether to reappoint the external auditors (or to recommend their reappointment for shareholder ratification);

5.     Review with management and the Independent Auditors the preparation of the financial statements and related disclosures contained in the Company’s annual and quarterly reports prior to being filed with the SEC, including (i) the Company’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Result of Operations” and the results of the Independent Auditors’ timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices; (ii) their judgments about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used; (iii) the degree of aggressiveness or conservatism of the Company’s accounting principles and underlying estimates and judgments; (iv) reports from the Independent Auditors with respect to the critical accounting policies and practices of the Company, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ratifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Independent Auditors and other material written communications between the Independent Auditors and management, such as any management letter or schedule of unadjusted differences; (v) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements; (vi) disclosure relating to related party transactions;  and (vii) any difficulties encountered by the Independent Auditors in the course of the audit or disagreements or other matters brought to the Committee’s attention, including management’s response.  After review, recommend to the Board the acceptance and inclusion of the annual audited consolidated financial statements in the Company’s Annual Report on Form 10-K;

6.     The Chair of the Audit Committee, or another member designated by the Committee, shall review and discuss with management, before release, the unaudited operating results in the Company’s quarterly earnings release;

7.     Discuss, at least annually, with the Independent Auditors (i) the matters required to be discussed by Statement on Auditing Standards No. 61, as amended or supplemented from time to time, relating to the conduct of the audit; (ii) the audit process, including any problems or difficulties encountered in the course of the performance of the audit, or significant disagreements (and management’s response); (iii) the Company’s internal controls; and (iv) material written communications between the Independent Auditors and the Company;

8.     Obtain from the Independent Auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended;

9.     Review and evaluate the Company’s system of internal controls, and recommend to management changes or improvements thereto;

10.   Review and evaluate the Company’s internal audit function, including its independence, staffing and performance, and recommend to management changes or improvements thereto;

11.   Review and evaluate the appropriateness of the internal audit plans for the forthcoming year, including risk assessments, scope of coverage, planning and staffing;

12.   Meet separately, at least once every fiscal quarter, with management, with the Independent Auditors, and with the internal auditors;

13.   Review and evaluate significant audit findings, including significant suggestions for improvements in systems and internal controls from the internal auditors and the Independent Auditors;

14.   Review and discuss with management the Company’s guidelines and policies with respect to the process by which the Company undertakes risk assessment and risk management, including discussion of the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;

15.   At least annually, review and discuss management’s statement of its responsibility for and its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the Independent Auditors’ report on management’s assessment;

16.   Review and discuss with management the Company’s practices regarding earnings press releases and the provision of financial information and earnings guidance by management to analysts and ratings agencies;

17.   Receive and review the reports of the Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), the certifications required by Sections 302 and 906 of Sarbanes-Oxley and the report and attestation required by Section 404 of Sarbanes-Oxley;

18.   Review with management (including the Company’s chief legal officer or appropriate delegates) and the Independent Auditors legal and regulatory matters that may have a material effect on the Company’s financial statements or related compliance policies, any correspondence with regulators or governmental agencies and any external or employee complaints or published reports that raise material issues regarding the Company’s financial statements or accounting policies, and any material reports or inquiries received by the Company or any of its subsidiaries from regulators or governmental agencies;

19.   Establish and maintain procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

20.   Receive corporate attorney’s reports of evidence of any material violation of securities laws, or any breach of fiduciary duty, or similar violations;

21.   Engage such outside legal, accounting, and other advisors, as the Committee shall deem necessary or appropriate, and obtain the appropriate funding (as determined by the Committee) from the Company for payment of:

i.      compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

ii.     compensation to any advisers employed by the Audit Committee; and,

iii.    ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties;

22.   Oversee the Company’s compliance with the requirements of all applicable audit regulations, and any amendments thereto, including reviewing codes of conduct applicable to directors, executive officers and employees of the Company and waivers granted there under;

23.   Review and evaluate the lead audit partner of the Independent Auditors and assure the regular rotation of the lead audit partner and the audit partner responsible for reviewing the audit as required by law;

24.   Set clear policies regarding the Company’s hiring of employees or former employees of the Independent Auditors;

25.   Report regularly to, and routinely communicate the results of all reviews and meetings with, the full Board of Directors;

26.   Review and assess the adequacy of this charter annually and obtain the Board of Directors’ approval for any changes to this charter;

27.   Undertake and review with the Board an annual performance evaluation of the Committee;

28.   Provide the report of the Committee required to be included in the Company’s annual proxy statement; and

29.   Perform such other duties and responsibilities, consistent with this Charter and governing law, delegated to the Committee by the Board.

It is the responsibility of the Company’s management to prepare financial statements in accordance with generally accepted accounting principles and of the Independent Auditors to audit those financial statements.  The Audit Committee’s responsibility is one of oversight and review.  The Audit Committee does not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations, or generally accepted accounting principles.  Nothing contained herein shall have the effect of altering the responsibilities or duties toward the Company of the Independent Auditors, which shall remain ultimately accountable to the Audit Committee in accordance with applicable accounting standards, statutory or otherwise.

Approved by the Board of Directors on October 21, 2004.

Appendix B

[PLEASE NOTE THAT THE NEW TEXT IS BOLD AND UNDERSCORED, AND THE OLD TEXT IS CROSSED OUT.]

BY-LAWS

OF

SOUTHERN ~~PERU~~ COPPER CORPORATION

(A Delaware Corporation)

(As last amended on ~~February 3, 1998~~ April         , 2006)

ARTICLE I.

MEETINGS OF STOCKHOLDERS.

SECTION 1.01.  Annual Meetings.  The annual meeting of the stockholders of the Corporation for the election of directors and for the transaction of such other business as properly may come before the meeting shall be held at 2 o’clock in the afternoon, or on such other date or at such other hour as shall be fixed by the Board of Directors (the “Board”), on the Thursday next following the last Wednesday of April in each year, commencing April 25, 1996, if not a legal holiday, or, if a legal holiday, then on the next succeeding day not a legal holiday.

SECTION 1.02.  Special Meetings.  Except as provided by Section 211(c) of the General Corporation Law of the State of Delaware with respect to meetings ordered by the Court of Chancery, special meetings of the stockholders may be called at any time but only by the Chairman of the Board, the President, the Board pursuant to a resolution approved by eight Directors or by a holder of shares representing at least 10% of the then outstanding number of shares of the Corporation’s ~~Class A~~ common stock (hereinafter referred to as Common Stock ~~(as defined below).  In the event that all outstanding shares of Class A Common Stock shall be converted into shares of Common Stock in accordance with the provisions of Paragraph 4.9 of the Certificate of Incorporation, then a holder of shares representing at least 10% of the then outstanding number of shares of the Corporation’s Common Stock may call a special meeting of the stockholders~~.

SECTION 1.03.  Place of Meeting.  All meetings of the stockholders shall be held at the principal office of the Corporation in New York City or at such other place, within or without the State of Delaware, as may be designated by the Board and stated in the notice of the meeting.

SECTION 1.04.  Notice of Meetings.  Except as otherwise required by statute, the Secretary or an Assistant Secretary shall cause notice of the time, place and purpose or purposes of each meeting of the stockholders (whether annual or special) to be mailed or otherwise delivered, at least ten (but not more than sixty) days prior to the meeting to each stockholder of record entitled to notice of and to vote at such meeting at his address as the same appears on the books of the Corporation at the time of such mailing or delivery.  Notice of any meeting of stockholders shall not be required to be given to any person who may become a stockholder of record after such mailing or delivery of such notice and prior to the meeting, or to any stockholder who shall sign a waiver of such notice in writing, whether before or after the time of such meeting.  Notice of any adjourned meeting of the stockholders of the Corporation shall not be required to be given, unless otherwise required by statute.

SECTION 1.05.  List of Stockholders Entitled to Vote.  At least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder shall be prepared.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held.  The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

SECTION 1.06.  Quorum.  Unless otherwise provided by statute or by the Certificate of Incorporation, the presence in person or by proxy of the holders of record of the shares entitled to cast a majority of the votes at any meeting of the stockholders shall constitute a quorum at such meeting.  Unless otherwise provided by statute or by the Certificate of Incorporation, whenever the holders of any class or series of shares are entitled to vote separately on a specified item of business, the presence in person or by proxy of stockholders holding of record in the aggregate a majority of the outstanding shares of such class or series entitled to vote shall constitute a quorum for the transaction of such specified item of business.  Whether or not a quorum shall be present at any meeting of the stockholders, the stockholders entitled to vote who are present in person or by proxy, or, if no stockholder entitled to vote is present in person or by proxy, any officer authorized to preside or act as Secretary of such meeting, without notice other than by announcement at such meeting, may adjourn such meeting from time to time for a period not exceeding thirty days at any one time.  At any such adjourned meeting at which a quorum may be present any business may be transacted which might have been transacted at the meeting as originally called.  If a record date for the determination of the stockholders entitled to notice of and to vote at such meeting as originally called shall have been fixed as hereinafter provided, said record date shall apply to any such adjourned meeting unless the Board fixes a new record date for such adjourned meeting, in which case notice of said adjourned meeting shall be given to each stockholder of record on the new record date at least ten days before the date of said adjourned meeting.

SECTION 1.07.  Organization.  The Chairman of the Board, or in his absence the President, shall preside at all meetings of stockholders.  If both are absent, any other officer designated by the Board shall preside.  If no officer so designated is present, the stockholders present in person or represented by proxy may elect one of their number to preside.  The Secretary shall act as secretary at all meetings of the stockholders; but in the absence of the Secretary the presiding officer may appoint any person to act as secretary of the meeting.

SECTION 1.08.  Voting.  At each meeting of the stockholders each stockholder having the right to vote shall be entitled to such vote for each share of stock held by him as may be provided in the Certificate of Incorporation.  At each meeting of the stockholders each stockholder entitled to vote shall be entitled to vote in person or by proxy.  Every proxy shall be executed in writing by the stockholder or his agent unless given by telegram or cable.  A copy or facsimile telecommunication may be substituted or used in lieu of the original writing or transmission so long as such copy or facsimile telecommunication is a complete reproduction of the entire original writing or transmission.  No proxy shall be valid after eleven months from the date of its execution, unless a longer time is expressly provided therein, but in no event shall a proxy be valid after three years from the date of its execution~~, except as provided in Section 2.4 of the Agreement Among Certain Stockholders, as executed by ASARCO Incorporated, Cerro Trading Company, Inc. and Phelps Dodge Overseas Capital Corporation, as the same may be supplemented or amended (the “Stockholders’ Agreement”)~~.  At all meetings of the stockholders, all matters, other than those the manner of deciding which is expressly regulated by statute or by the Certificate of Incorporation or by Sections 2.04 or 2.09 of Article II, shall be decided by a majority of the votes cast in person or by proxy by the holders of shares entitled to vote thereon.  Shares belonging to the Corporation shall not be voted or counted in determining the total number of shares outstanding at any time.

SECTION 1.09.  Inspectors.  The Board shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting or any adjournment thereof.  If inspectors are not so appointed or shall fail to qualify, the person presiding at such meeting shall appoint one or more inspectors to act at such meeting.  Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability.

SECTION 1.10.  Consent of Stockholders in Lieu of Meeting.  Unless otherwise provided in the Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.  Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE II.

BOARD OF DIRECTORS.

SECTION 2.01.  General Powers.  The property, affairs and business of the Corporation shall be managed under the direction of the Board.

SECTION 2.02.  Number, Term of Office and Qualifications.  The number of directors ~~which shall constitute the entire Board~~of the Corporation shall be ~~one, until such~~ fixed from time to time ~~as such sole director shall increase the number of directors.  At such time, the sole director shall increase the number~~ by resolution of ~~directors to fifteen,~~a majority of ~~which one~~ the Board of Directors, provided that the number of directors shall not be ~~the President of the Corporation.  The Certificate of Incorporation designates two series of capital stock of the Corporation, Common Stock, par value one cent ($0.01) per share (the “Common Stock”), and Class A Common Stock, par value one cent ($0.01) per share (the “Class A Common Stock” and, together with the Common Stock, the “Common Shares”)~~less than six or more than fifteen.   The directors shall be elected annually at the annual meetings of the stockholders, and each director (whether elected at any annual meeting or to fill a vacancy or otherwise) shall hold office until his successor is elected and qualified or until his death or until he shall resign in the manner provided in Section 2.10, or shall have been removed in the manner provided in Section 2.09.

SECTION 2.03. Notice of Stockholder Business and Nominations.

(A)  Annual Meeting of Stockholders.

(1)           Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) by or at the direction of the Chairman of the Board or the Board of Directors pursuant to a resolution adopted by a majority of the entire Board of Directors or (b) by any stockholder of the Corporation who is entitled to vote at the meeting with respect to the election of directors or the business to be proposed by such stockholder, as the case may be, who complies with the notice procedures set forth in clauses (2) and (3) of paragraph (A) of this Section 2.03 and who is a stockholder of record at the time such notice is delivered to the Secretary of the Corporation as provided below.

(2)           For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (b) of paragraph (A)(1) of this Section 2.03, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such business must be a proper subject for stockholder action under the Delaware General Corporation Law (the “GCL”).  To be timely, a stockholder’s notice shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred and twenty (120) days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is advanced by more than thirty (30) days, or delayed by more than sixty (60) days, from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than one hundred and twentieth (120) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made.  Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

(3)           Notwithstanding anything in the second sentence of paragraph (A)(2) of this Section 2.03 to the contrary, if the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least eighty (80) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by paragraph (A)(2) of this Section 2.03 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(B)          Special Meeting of Stockholders.

Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (i) by or at the direction of the Chairman of the Board or the Board of Directors pursuant to a resolution adopted by a majority of the entire Board of Directors or (ii) by any stockholder of the Corporation who is entitled to vote at the meeting with respect to the election of directors, who complies with the notice procedures set forth in this paragraph (B) and who is a stockholder of record at the time such notice is delivered to the Secretary of the Corporation as provided below.  Nominations by stockholders of persons for election to the Board of Directors may be made at such a special meeting of stockholders if the stockholder’s notice as required by paragraph (A)(2) of this Section 2.03 shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not earlier than the one hundred and twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

(C)          General.

(1)           Only persons who are nominated in accordance with the procedures set forth in this Section 2.03 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.03.  Notwithstanding the foregoing provisions of this Section 2.03, the Special Nominating Committee of the Board shall have the power to nominate special independent directors, all as provided in the Certificate of Incorporation of the Corporation.

(2)           Except as otherwise provided by law, the Certificate of Incorporation or this Section 2.03, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section 2.03 and, if any proposed nomination or business is not in compliance with this Section 2.03, to declare that such defective nomination or proposal shall be disregarded.

(3)           For purposes of this Section 2.03, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(4)           Notwithstanding the foregoing provisions of this Section 2.03, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.03.  Nothing in this Section 2.03 shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the Corporation’s proxy materials with respect to a meeting of stockholders pursuant to Rule 14a-8 under Exchange Act or (ii) of the holders of any series of Preferred Stock or any other series or class of stock as set forth in the Certificate of Incorporation to elect directors under specified circumstances or to consent to specific actions taken by the Corporation.

~~SECTION 2.03.  Nominations of Director Candidates.  (a) Nominations for the election of directors to be elected by a vote of the holders of Class A Common Stock (the “Class A Common Stock Directors”) may be made by the Board, by a Committee appointed by the Board or by any holder of Class A Common Stock entitled to vote in the election of Class A Common Stock Directors, subject in each case to the provisions of the Stockholders’ Agreement.~~

                ~~(b)  Nominations for the election of directors to be elected by the holders of Common Stock (the “Common Stock Directors”) may be made by the Board, by a committee appointed by the Board or by any holder of Common Stock entitled to vote in the election of the Common Stock Directors.  Any holder of Common Stock entitled to vote in the election of Common Stock Directors may nominate one or more persons for election as Common Stock Directors at a stockholders’ meeting only if written notice of such stockholder’s intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Corporation not later than (i) with respect to an election to be held at an annual meeting of stockholders, January 25, 1996 with respect to the 1996 annual meeting of stockholders, and with respect to subsequent annual meetings, 90 days prior to the anniversary date of the immediately preceding annual meeting, and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders.  Each such notice shall set forth:  (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) each nominee’s age and principal occupation or employment; (c) the number of shares of equity securities of the Corporation beneficially owned by each nominee; (d) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (e) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (f) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (g) the consent of each nominee to serve as a director of the Corporation if so elected.  A stockholder who does not comply with the foregoing procedure may be precluded from nominating a candidate for election as a director at a meeting of stockholders.~~

SECTION 2.04.  Election of Directors.  At each meeting of the stockholders for the election of directors, ~~(i)~~ the holders of Common Stock shall be entitled ~~by class vote, exclusive of all other stockholders,~~ to elect the Corporation’s directors, with each share of Common Stock entitled to one vote, such directors to be elected by a plurality of the votes cast at such election by the holders of Common Stock entitled to vote~~, and (ii) the holders of Class A Common Stock shall be entitled by class vote, exclusive of all other stockholders, to elect the remaining thirteen directors of the Corporation, one of whom shall be the President of the Corporation.  In the event that all outstanding shares of Class A Common Stock shall be converted into shares of Common Stock (the effective date of the conversion of the last outstanding share of Class A Common Stock being the “Total Conversion Date”), then the thirteen members of the Corporation’s Board of Directors who previously were elected by the holders of the Class A Common Stock pursuant to this Paragraph 2.04 shall, at the next annual meeting of stockholders following such Total Conversion Date (or at a special meeting called after the Total Conversion Date for the purpose of electing directors), be elected by the holders of Common Stock, with each share of Common Stock entitled to one vote~~.

SECTION 2.05.  Annual and Regular Meetings.  An annual meeting of the Board shall be held in each year on the day of the annual meeting of the stockholders, at such time as is convenient either before or after such meeting, at the place where such meeting is held or at such other place as may be fixed by the Board, and if so held no notice of such annual meeting need be given to any director of the Corporation.  If the annual meeting of the Board shall not be so held on the day of the annual meeting of stockholders in any year, such meeting shall be held as soon thereafter as practicable, upon the notice provided for in Section 2.06 of this Article II in the case of special meetings, at such time and place (which may be within or outside the State of Delaware) as may be specified in the notice or waiver of notice of such meeting.  The Board from time to time may provide for the holding of other regular meetings of the Board and fix the time and place (which may be within or outside of the State of Delaware) thereof.  Notice of regular meetings shall not be required to be given; provided, however, that in case the Board shall fix or change the time or place of regular meetings, notice of such action shall be mailed promptly to each director who shall not have been present at the meeting at which such action was taken, addressed to him at his usual place of business.  Any or all directors may participate in meetings of the Board or Committees of the Board by means of conference telephone or by any means of communication by which all persons participating in the meeting are able to hear each other, and such participation shall constitute presence in person at such meeting.

SECTION 2.06.  Special Meetings; Notice.  Special meetings of the Board shall be held whenever called by the Chairman of the Board, the President, the Chairman of the Executive Committee or by three of the directors at such time and place (which may be within or outside of the State of Delaware) as may be specified in the respective notices or waivers of notice thereof; provided that, if the Chairman is unable to serve by reason of death, disability or other cause beyond his control, the available director who is most senior in terms of length of service as a director, or, if there is more than one such available director of equal seniority, any such director, shall promptly call a special meeting of the Board to appoint an interim or replacement chairman.  Except as otherwise required by statute, notice of each special meeting shall be mailed to each director addressed to him at his usual place of business at least three days before the day on which the meeting is to be held, or shall be sent to him at such place by telegram, cable, telex or facsimile, or if such notice is not feasible, shall be given by telephone or two-way radio, or shall be delivered personally, not later than one day before the day on which the meeting is to be held; provided, however, that if the meeting is to be held outside the United States, the notice, if mailed, shall be mailed at least ten days before the day on which the meeting is to be held, or, if sent by telegram, cable, telex or facsimile, or if such notice is not feasible, by telephone or two-way radio, or delivered personally, not later than five days before the day on which the meeting is to be held.  Notice of any special meeting shall not be required to be given to any director who shall attend such meeting in person, or to any director who shall sign a waiver of notice of such meeting, whether before or after the time of such meeting; and any such meeting shall be a valid meeting without any notice thereof having been given if all the directors shall be present thereat and none of them shall protest such lack of notice prior to the conclusion of the meeting.  Notice of any adjourned meeting shall not be required to be given.

SECTION 2.07.  Quorum.  At meetings of the Board, the presence of eight Directors shall be necessary and sufficient to constitute a quorum for the transaction of business and the affirmative vote of a majority of the directors present shall be necessary for the adoption of any resolution or the taking of any action unless the matter is one for which by express provision of the Certificate of Incorporation or of these By-laws, or by law, a different vote is required.  In the absence of a quorum, a majority of the directors present may adjourn the meeting from time to time until a quorum shall be present.

SECTION 2.08.  Organization.  The Chairman of the Board, or in his absence the President, shall preside at all meetings of the Board.  If both are absent, the Board shall appoint a temporary chairman from among the directors present.  The Board shall follow such order of business at its meetings as it may from time to time determine.

SECTION 2.09.  Removal of Directors.  Any director may be removed at any time, either for or without cause, by the affirmative vote in person or by proxy of stockholders holding of record in the aggregate a majority of the outstanding shares of the class of stock of the Corporation entitled to vote for such director, voting as a class, given at a special meeting of said stockholders called for that purpose; provided, however, that with respect to the removal of special independent directors nominated in accordance with the provisions of ~~any director elected by the holders~~the Corporations’ Certificate of ~~Class A Common Stock~~Incorporation, a replacement special independent director shall be concurrently designated and elected in accordance with the requirements of ~~Section 2.2~~the Corporation’s Certificate of ~~the Stockholders’ Agreement~~Incorporation.

SECTION 2.10.  Resignations.  Any director may resign at any time by giving written notice of such resignation to the Board, the Chairman of the Board, the President or the Secretary of the Corporation.  Unless a subsequent time is specified in written notice, such resignation shall take effect upon receipt thereof by the Board or any such officer.

SECTION 2.11.  Vacancies.  If any vacancy shall occur in the Board by reason of death, resignation, disqualification, removal or other, the remaining directors shall continue to act.  Subject to Section 2.09 of this Article and ~~Section 2.2~~ the provisions of the ~~Stockholders’ Agreement~~Corporation’s Certificate of Incorporation relating to special independent director vacancies, vacancies shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board.  Any director elected in accordance with the preceding sentence shall hold office until the next succeeding annual meeting of stockholders, or a special meeting at which directors are elected, and until such director’s successor shall have been duly elected and qualified.

SECTION 2.12.  Compensation of Directors.  Each director who is not compensated as an employee of the Company shall receive such compensation for attendance at meetings of the Board, or of any committee appointed by the Board, as the Board may fix and determine from time to time.

SECTION 2.13.  Designation as Director Emeritus.  The Board may, in its sole discretion, grant the honorary title of Director Emeritus to a former director of the Corporation in recognition of service to the Corporation.  Such title shall be honorary only, and a Director Emeritus shall not be a “Director” as that term is used in these By-Laws or in any document of the Corporation.  Any such Director Emeritus shall have no duties or responsibilities to the Corporation, nor any authority to act on behalf of the Corporation or receive any compensation from it solely by virtue of holding such title.

ARTICLE III.

EXECUTIVE COMMITTEE.

SECTION 3.01.  Powers.  During the intervals between meetings of the Board, the Executive Committee shall have and may exercise all the powers and authority of the Board, except as prohibited by statute, in the management of the business and affairs of the Corporation, including the power and authority of the Board to declare a dividend and to authorize the issuance of stock, and may authorize the seal of the Corporation to be affixed to all papers which may require it.  In the discretion of the Board, the Executive Committee shall have such more limited or specific powers as the Board may from time to time designate.

SECTION 3.02.  Designation of Members; Qualifications; Term of Office; Alternate Members.  The Board, by resolution or resolutions passed in the manner provided in Section 2.07, shall designate from among its members an Executive Committee of five members, one of whom shall be the President of the Corporation.  The Board, by resolution or resolutions passed in the manner provided in Section 2.07, shall designate, from among the five designees to the Executive Committee, a Chairman of the Executive

Committee.  Thereafter, members of the Executive Committee shall be designated annually, in like manner, at the annual meetings of the Board.  Each member of the Executive Committee (whether designated at an annual meeting of the Board or to fill a vacancy or otherwise) shall be and remain a director and shall hold office until his successor shall have been designated or until he shall cease to be a director or until his death or until he shall resign in the manner provided in Section 3.05 of this Article or shall have been removed in the manner provided in Section 3.06 of this Article.  The Board, by resolution or resolutions passed in the manner provided in Section 2.07, may appoint another member of the Board to serve as an alternate to any director appointed to the Executive Committee.  During any meeting of the Executive Committee which shall be attended by an alternate so appointed and not attended by the member for whom such alternate was appointed as an alternate, the alternate shall be deemed a member of the Executive Committee for all purposes in the place of the member for whom he was appointed an alternate.

SECTION 3.03.  The Chairman of the Executive Committee.  The Board, by resolution or resolutions passed in the manner provided in Section 2.07, shall designate, from among the five designees to the Executive Committee, a Chairman of the Executive Committee.  The Chairman of the Executive Committee shall preside at all meetings of the Executive Committee and shall perform such other duties as are given to him by these By-Laws or as from time to time may be assigned to him by the Board or the Executive Committee.

SECTION 3.04.  Meetings; Notices; Records.  The Executive Committee may hold regular and special meetings at such place or places (within or outside the State of Delaware) and at such time or times as it shall determine from time to time.  Notice of regular meetings shall not be required to be given; provided, however, that whenever the time or place of regular meetings shall be fixed or changed, notice of such action shall be mailed promptly to each member who shall not have been present at the meeting at which such action was taken, addressed to him at his usual place of business.  Notice of each special meeting shall be mailed to each member addressed to him at his usual place of business at least three days before the day on which the meeting is to be held, or shall be sent to him at such place by telegram, cable, telex or facsimile, or if such notice is not feasible, shall be given by telephone or two-way radio, or shall be delivered to him personally, not later than two days before the day on which the meeting is to be held; provided, however, that if the meeting is to be held outside the United States, the notice, if mailed, shall be mailed at least ten days before the day on which the meeting is to be held, or, if sent by telegram, cable, telex or facsimile, or if such notice is not feasible, by telephone or two-way radio, or delivered personally, not later than five days before the day on which the meeting is to be held. Notice of any special meeting need not be given to any member who (or the alternate of whom) shall attend such meeting in person, or who shall sign a waiver of notice of such meeting, whether before or after the time of such meeting; and any such meeting shall be a valid meeting without any notice thereof having been given if all the members shall be present thereat (a member being deemed present if his alternate is present) and none of them shall protest such lack of notice prior to the conclusion of the meeting.  No notice need be given to any alternate member, and no notice need be given of any adjourned meeting.  The Executive Committee shall keep a record of its proceedings.

SECTION 3.05.  Quorum and Manner of Acting.  (a)  At all meetings of the Executive Committee the presence of at least four members shall be necessary and sufficient to constitute a quorum for the transaction of business, and the affirmative vote of all members who are present shall be necessary for the adoption of any resolution or the taking of any action.  All questions on which such a vote shall not have been obtained shall be referred to the Board.

                (b)  Minutes of all meetings of the Executive Committee will be delivered to the entire Board.  Copies of all materials submitted to the Executive Committee will be made available to the entire Board.

SECTION 3.06.  Resignations.  Any member of the Executive Committee may resign at any time by giving written notice of such resignation to the Board, the Chairman of the Board, the President or the Secretary of the Corporation.  Unless otherwise specified in such written notice, such resignation shall take effect upon receipt thereof by the Board or any such officer.

SECTION 3.07.  Removal.  Any member of the Executive Committee may be removed at any time, either for or without cause, by resolution passed at any meeting of the Board in the manner provided in Section 2.07.

SECTION 3.08.  Vacancies.  If any vacancy shall occur in the Executive Committee by reason of disqualification, death, resignation, removal or otherwise, the remaining members shall continue to act and such vacancy may be filled at any meeting of the Board by resolution passed in the manner provided in Section 2.07.

ARTICLE IV.

OTHER COMMITTEES.

SECTION 4.01.  Committees of the Board.  The Board, by resolution passed in the manner provided in Section 2.07, may appoint from among its members one or more additional committees, each of which shall have at least two members and each of which, to the extent provided in the resolution, shall have and may exercise all the authority of the Board except as otherwise provided by statute.  Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board, and the quorum for the Audit Committee shall be the presence in person or by telephone of one member, but in no case less than one-third of the total number of members of the Audit Committee.

ARTICLE V.

OFFICERS.

SECTION 5.01.  Number.  The Board of Directors may elect a Chairman of the Board, who shall be a director, and shall elect a President, who shall be a director, one or more Vice Presidents, a Treasurer, a Comptroller, a Secretary and a General Auditor.  The Board of Directors may elect such other officers as may be appointed in accordance with the provisions of Section 5.03.  In addition, the Board may designate one or more of the Vice Presidents as Executive Vice President or Senior Vice President.  Any two or more offices may be held by the same person but no officer shall execute, acknowledge, or verify any instrument in more than one capacity if such instrument is required by law or the By-Laws to be executed, acknowledged, or verified by two or more officers.

SECTION 5.02.  Election, Term of Office and Qualifications.  Each officer (except such officers as may be appointed in accordance with the provisions of Section 5.03) shall be elected by the Board annually at its annual meeting, provided, however, that officers may be elected at any meeting of the Board to fill vacancies or additional offices.  Each such officer (whether chosen at an annual meeting of the Board or to fill a vacancy or otherwise) shall hold office until the next annual meeting of the Board and until his successor shall have been elected and qualified, or until his death, or until he shall resign in the manner provided in Section 5.04 or shall have been removed in the manner provided in 5.05.

SECTION 5.03.  Appointed Officers and Agents.  In addition to the officers of the Corporation to be elected pursuant to Section 5.02, the Board, or the Chairman of the Board or the President with the approval of the Board, may from time to time appoint such other officers and agents as the Board or the officer making such appointment may deem necessary or advisable, to hold office for such period, have such authority and perform such duties as may be determined from time to time by the Board or the officer making such appointment.

SECTION 5.04.  Resignations.  Any officer may resign at any time by giving written notice of such resignation to the Board, the Chairman of the Board, the President or the Secretary.  Unless a subsequent time is specified in such written notice, such resignation shall take effect upon receipt thereof.

SECTION 5.05.  Removal.  All officers, except those appointed in accordance with the provisions of Section 5.03, may be removed, either for or without cause, at any meeting of the Board called for that purpose, by resolution passed by a vote of a majority of the entire Board.  The officers and agents appointed in accordance with the provisions of Section 5.03 may be removed, either for or without cause, at any meeting of the Board by resolution passed by a majority of a quorum, or by any superior officer or agent upon whom such power of removal shall have been conferred by the Board.

SECTION 5.06.  Vacancies.  A vacancy in any office by reason of death, resignation, removal, disqualification or any other cause shall be filled in the manner provided in this Article V for election or appointment to such office.

SECTION 5.07.  The Chairman of the Board.  The Chairman of the Board, if one shall have been elected, shall preside at all meetings of the stockholders and of the Board.  He may sign certificates representing stock of the Corporation, the issuance of which shall have been authorized by the Board.  He shall perform such other duties as are required of him by these By-Laws or as from time to time may be assigned to him by the Board.  Subject to the discretion of the Board, the Chairman of the Board may be designated by the Board as the chief executive officer of the Corporation.

SECTION 5.08.  The President.  Unless the Board of Directors otherwise determines, the President shall be the chief executive officer of the Corporation.  Subject to the direction of the Board and the Chairman of the Board, he shall have general charge of the business, affairs and property of the Corporation and general supervision over its officers and agents.  He shall see that all orders and resolutions of the Board are carried into effect.  Unless the Board of Directors otherwise determines, in the absence or in the case of the death or disability of the Chairman of the Board, or in the event of and during the period of a vacancy in that office, he shall have and exercise all powers of the Chairman of the Board.  He may sign certificates of stock of the Corporation, the issuance of which shall have been authorized by the Board.  From time to time he shall report to the Board all matters within his knowledge which the interests of the Corporation may require to be brought to its notice.  He shall perform such other duties as are given to him by these By-Laws or as may from time to time be assigned to him by the Board or the Chairman of the Board.

SECTION 5.09.  Absence of the Chairman and President.  In the absence or in the case of the death or disability of the Chairman of the Board and the President, any officer designated by the Chairman of the

Board or by the Board shall perform the duties of the Chairman of the Board and, when so acting, such officer shall have and exercise all the powers of the Chairman of the Board.

SECTION 5.10.  The Vice Presidents.  Each Executive Vice President, Senior Vice President and Vice President shall have the power of signing deeds, contracts and other instruments requiring execution by the Corporation, and shall perform such other duties as shall be assigned to him by the Chairman of the Board or President from time to time.  Any Executive Vice President, Senior Vice President or Vice President may sign certificates representing stock of the Corporation the issuance of which shall have been authorized by the Board.  One of the Vice Presidents, as designated from time to time by the Chairman of the Board, shall act as the custodian of all deeds, leases, contracts and other legal documents and all other important papers and records of the Corporation which are delivered to him for safekeeping.

SECTION 5.11.  The Treasurer.  The Treasurer shall

(a)                                  have charge of and be responsible for the funds of the Corporation;

                                               (b)                                 cause the moneys of the Corporation to be deposited in the name and to the credit of the Corporation in such banks or trust companies or with such bankers or other depositaries as shall be selected in accordance with Section 6.03 or to be otherwise dealt with in such manner as the Board may direct;

(c)                                  render to the Chairman of the Board, the President or the Board, whenever requested, a statement of all his transactions as Treasurer;

                                               (d)                                 sign (unless the Secretary, an Assistant Secretary or an Assistant Treasurer shall sign) certificates representing stock of the Corporation the issuance of which shall have been authorized by the Board; and

(e)                                  in general, perform all duties incident to the office of Treasurer and such other duties as are required of him by these By-Laws or as from time to time may be assigned to him by the Board, the Chairman of the Board or the President.

SECTION 5.12.  The Comptroller.  The Comptroller shall be the chief accounting officer of the Corporation.  He shall

(a)                                  establish and maintain accounting policies, practices and procedures, including an adequate system of internal controls to safeguard the assets and properly determine the liabilities of the Corporation;

(b)                                 cause appropriate accounting records to be maintained and reports rendered;

(c)                                  establish and administer the tax policy, planning and compliance functions;

(d)                                  prepare appropriate financial reports for government agencies, stockholders, creditors and stock exchanges;

(e)                                  be the custodian of all securities, negotiable instruments and other like assets of the Corporation;

(f)                                    be empowered from time to time to require from any and all officers or agents of the Corporation reports or statements giving such information as he may desire with respect to any and all transactions of the Corporation;

(g)                                 render to the Chairman of the Board, the President or the Board, whenever requested, such statements and accounts as may be required; and

(h)                                 in general, perform all duties incident to the office of Comptroller and such other duties as are required of him by these By-Laws or as from time to time may be assigned to him by the Board, the Chairman of the Board or the President.

SECTION 5.13.  The Secretary.  The Secretary shall

(a)                                 record all votes and the minutes of all meetings of the stockholders and the Board, and of committees of directors when required, in a book or books to be kept for that purpose;

(b)                                cause all notices to be duly given in accordance with the provisions of these By-Laws and as required by statute;

(c)                                  be custodian of the seal of the Corporation, and cause such seal or a facsimile thereof to be affixed to all certificates representing stock of the Corporation prior to the issuance thereof and to all instruments the execution of which on behalf of the Corporation under its seal shall have been duly authorized in accordance with these By-Laws;

(d)                                see that the books, reports, statements, certificates and other documents and records, other than the financial and stock books, required by statute, are properly kept and filed;

(e)                                  sign (unless the Treasurer, an Assistant Treasurer or Assistant Secretary shall sign) certificates representing stock of the Corporation the issuance of which shall have been authorized by the Board; and

(f)                                    in general, perform all duties incident to the office of Secretary and such other duties as are required of him by these By-Laws or as from time to time may be assigned to him by the Board, the Chairman of the Board or the President.

SECTION 5.14.  General Auditor.  The General Auditor shall be the chief auditing officer of the Corporation.  He shall determine the adequacy of the system of internal control, investigate compliance with Corporation policy and procedures, verify the existence of assets of the Corporation, see that proper safeguards are maintained to prevent or discover fraud and check on the reliability of the accounting and reporting system.  He shall render such reports as may be requested, and perform such other duties as may be assigned to him, by the Board, the Chairman of the Board or the President.

ARTICLE VI.

EXECUTION OF INSTRUMENTS, BORROWING OF MONEY AND

DEPOSIT OF CORPORATE FUNDS.

SECTION 6.01.  Execution of Instruments.  All deeds, contracts and other instruments requiring execution by the Corporation shall be signed by the Chairman of the Board, the President, the Chairman of the Executive Committee, an Executive Vice President, a Senior Vice President, a Vice President, or the Treasurer, and attested or countersigned by the Comptroller, an Assistant Comptroller, the Secretary, an Assistant Secretary, or an Assistant Treasurer; provided, however, that authority to sign any deeds, contracts or other instruments requiring execution by the Corporation may be conferred by the Board upon any person or persons whether or not such person or persons be officers of the Corporation; and provided, further, that the Chairman of the Board, the President, the Chairman of the Executive Committee and any Executive Vice President may delegate, from time to time, by instrument in writing, all or any part of his or her authority to any other person or persons.  Such authority may be general or confined to specific instances.

SECTION 6.02.  Indebtedness.  When so authorized by the Board, any officer or agent of the Corporation may effect loans and advances at any time for the Corporation secured by mortgage or pledge of the Corporation’s property or otherwise, and may do every act and thing necessary or proper in connection therewith.  Such authority may be general or confined to specific instances.

SECTION 6.03.  Deposits.  All funds of the Corporation not otherwise employed shall be deposited from time to time to its credit in such banks or trust companies or with such bankers or other depositaries as the Board may select, or as may be selected by any officer or officers, or agent or agents, authorized so to do by the Board.

SECTION 6.04.  Checks, Drafts, etc.  All notes, drafts, acceptances, checks, endorsements, and all evidences of indebtedness of the Corporation whatsoever, shall be signed by such officer or officers or such agent or agents of the Corporation and in such manner as the Board from time to time may determine.

SECTION 6.05.  Proxies.  Proxies to vote with respect to shares of stock of other corporations owned by or standing in the name of the Corporation may be executed and delivered from time to time on behalf of the Corporation by the Chairman of the Board, the President, the Chairman of the Executive Committee, an Executive Vice President, a Senior Vice President, a Vice President or the Treasurer, and attested or countersigned by the Secretary or an Assistant Secretary of the Corporation, or by any other person or persons thereunto authorized by the Board.

ARTICLE VII.

SHARES OF STOCK.

SECTION 7.01.  Certificates of Stock.  Every holder of stock in the Corporation shall be entitled to have a certificate, signed by the Chairman of the Board, the President, an Executive Vice President, a Senior Vice President, or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary, or an Assistant Secretary (or signed in such other manner as may be required or permitted by statute) certifying the number of shares owned by him in the Corporation.  Each such certificate shall be signed by the Corporation’s transfer agent or an assistant transfer agent and by the Corporation’s registrar, at least one of whom shall not be an officer or employee of the Corporation.  Any such signature required hereunder may be facsimile; and in case any officer, transfer agent, assistant transfer agent or registrar whose facsimile signature has been used on any such certificate shall cease to hold such office before it shall have been issued, such certificate shall nevertheless be deemed adopted and approved by the Corporation for issuance and delivery thereafter.  Certificates representing shares of stock of the Corporation shall be in such form as shall have been approved by the Board and the seal of the Corporation or a facsimile thereof shall be affixed thereto.  There shall be entered upon the stock books of the Corporation at the time of issuance of each share the number of the certificate issued, the name of the person owning the shares represented thereby, the number and class of such shares and the date of issuance thereof.  Every certificate exchanged or returned to the Corporation shall be marked “Canceled,” with the date of cancellation indicated thereon.

SECTION 7.02.  Transfer of Stock.  Transfer of shares of the stock of the Corporation shall be made on the books of the Corporation by the holder of record thereof, or by his attorney thereunto duly authorized by a power of attorney duly executed in writing and filed with the Secretary, and on surrender of the certificate or certificates representing such shares.  The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the absolute owner thereof for all purposes, and accordingly shall not be bound to recognize any legal, equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise expressly provided by the statutes of the State of Delaware.

SECTION 7.03.  Regulations.  Subject to the provisions of this Article VII, the Board may make such rules and regulations as it may deem expedient concerning the issuance, transfer and registration of certificates for shares of the stock of the Corporation.

SECTION 7.04.  Transfer Agents and Registrars.  The Board shall appoint one or more transfer agents and one or more registrars with respect to the certificates representing shares of stock of the Corporation and all such certificates shall bear the signatures of at least one transfer agent and one registrar.

SECTION 7.05.  Fixing of Record Date.  For the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to or dissent from any proposal without a meeting, or for the purpose of determining stockholders entitled to receive payment of any dividend or allotment or any right, or for the purpose of any other action, the Board may fix, in advance, a date as the record date for any such determination of stockholders.  Such date shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action.

SECTION 7.06.  Lost or Destroyed Certificates.  The holder of any shares of stock of the Corporation shall immediately notify the Corporation and its transfer agents and registrars, if any, of any loss or destruction of the certificate representing the same.  The Corporation may issue a new certificate in the place of any certificate theretofore issued by it alleged to have been lost or destroyed, and the Board may require the owner of the lost or destroyed certificate or his legal representatives to give the Corporation a bond in such sum or without limit as to amount as the Board may direct, and with such surety or sureties as may be satisfactory to the Board, to indemnify the Corporation against any claim that may be made against it or any such transfer agent or registrar with respect to any such certificate alleged to have been lost or destroyed.  A new certificate may be issued without requiring any Bond when, in the judgment of the Board, it is proper so to do.

ARTICLE VIII.

MISCELLANEOUS.

SECTION 8.01.  Offices.  The Corporation may establish and maintain one or more offices outside of the State of Delaware, in such places as the Board from time to time may deem advisable.

SECTION 8.02.  Corporate Seal.  The corporate seal shall be circular in form and shall bear the name of the Corporation and shall otherwise be in such form as shall have been or shall be approved from time to time by the Board.

SECTION 8.03.  Fiscal Year.  The fiscal year of the Corporation shall begin on the first day of January in each year and shall end on the thirty-first day of the following December.

SECTION 8.04.  Word Usage.  Use of the masculine pronoun shall be deemed to include usage of the feminine pronoun where appropriate.

SECTION 8.05.  Amendments.  These By-Laws may be altered or amended at any meeting of the stockholders (annual or special) at which a quorum is present, if notice of the proposed alteration or amendment be contained in the notice of the meeting, by the affirmative vote of the holders of at least a majority of the voting power of all shares of Common Stock~~hares~~ of the Corporation entitled to vote generally in the election of directors, ~~voting together as a single class, with each share of Common Stock entitled to one vote and each share of Class A Common Stock entitled to five votes,~~ or at any regular or special meeting of the Board ~~by the affirmative vote of eight Directors if notice of the proposed alteration or amendment be contained in the notice of such meeting or if all the directors are present~~; provided, however, that ~~Section 1.02 of Article I, Sections 2.02, 2.04 and 2.09 of Article II and this proviso to Section 8.05 of Article VIII shall not be altered, amended or repealed, and no provision inconsistent with such provisions shall be adopted, except by the affirmative vote of the holders of at least 80% of the voting power of all Common Shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class, with each share of Common Stock entitled to one vote and each share of Class A Common Stock entitled to five votes; and provided, further, that~~ Article IX shall not be altered, amended or repealed, and no provision inconsistent with its provisions shall be adopted, except in accordance with the provisions of Section 9.17 therein.

ARTICLE IX.

INDEMNIFICATION.

SECTION 9.01.  General.  The Corporation shall indemnify against Liabilities (as hereinafter defined) and advance Expenses (as hereinafter defined) to an Indemnitee (as hereinafter defined) to the fullest extent permitted by applicable law and as provided in this Article.

SECTION 9.02.  Proceedings Other Than Proceedings by or in the Right of the Corporation.  An Indemnitee shall be entitled to the indemnification provided in this Section 9.02 if, by reason of his being or having been a Corporate Agent (as hereinafter defined), he is, or is threatened to be made, a party to any threatened, pending or completed Proceeding (as hereinafter defined), other than a Proceeding by or in the right of the Corporation.  Pursuant to this Section 9.02, an Indemnitee shall be indemnified against Expenses and Liabilities actually and reasonably incurred by him or on his behalf in connection with such Proceeding or any claim, issue or matter therein, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal Proceeding, had no reasonable cause to believe his conduct was unlawful.

SECTION 9.03.  Proceedings by or in the Right of the Corporation.  An Indemnitee shall be entitled to the indemnification provided in this Section 9.03 if, by reason of his being or having been a Corporate Agent, he is, or is threatened to be made, a party to any threatened, pending or completed Proceeding brought by or in the right of the Corporation to procure a judgment in its favor.  Pursuant to this Section 9.03, an Indemnitee shall be indemnified against Expenses actually and reasonably incurred by him or on his behalf in connection with such Proceeding and against any amount paid in settlement of such Proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation.  Notwithstanding the foregoing, no indemnification against such Expenses shall be made in respect of any claim, issue or matter in such Proceeding as to which the

Indemnitee shall have been adjudged to be liable to the Corporation, unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such Proceeding was brought shall decide that, despite the adjudication of liability, the Indemnitee is fairly and reasonably entitled to indemnity for such Expenses in view of all the circumstances of the case; provided further, that, with respect to indemnification for settlement of any such Proceeding, the Corporation shall provide indemnification only if either the amount paid in settlement is reasonable under all the facts and circumstances, including its relationship to the estimated expense of litigating the Proceeding to conclusion, or the Court of Chancery of the State of Delaware, or the court in which such Proceeding was brought or is pending, shall determine, upon application, that in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnification for such settlement.  No indemnification for amounts paid in settlement of any such Proceeding shall be required unless the Corporation has given its prior consent to such settlement.

SECTION 9.04.  Indemnification for Expenses of a Party Who is Wholly or Partially Successful.  Notwithstanding any other provision of this Article, to the extent that an Indemnitee is, by reason of his being or having been a Corporate Agent, a party to any Proceeding and is successful, on the merits or otherwise, in such Proceeding, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith.  If an Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Corporation shall indemnify such Indemnitee against all Expenses actually and reasonably incurred by him or on his behalf in connection with each successfully resolved claim, issue or matter.  For purposes of this Section 9.04 and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

SECTION 9.05.  Indemnification for Expenses of a Witness.  Notwithstanding any other provision of this Article, to the extent that an Indemnitee is, by reason of his being or having been a Corporate Agent, a witness in any Proceeding, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith.

SECTION 9.06.  Advancement of Expenses.  The Corporation shall advance all reasonable Expenses incurred by or on behalf of an Indemnitee in connection with any Proceeding upon the receipt by the Corporation of a statement or statements from the Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding.  Such statement or statements shall reasonably evidence the Expenses incurred by the Indemnitee or refer to invoices or bills for Expenses furnished or to be furnished directly to the Corporation, and shall include or be preceded or accompanied by an undertaking by or on behalf of the Indemnitee to repay any Expenses advanced unless it shall ultimately be determined pursuant to Section 9.07 of this Article that the Indemnitee is entitled to be indemnified against such Expenses.

SECTION 9.07.  Procedure for Determination of Entitlement to Indemnification.

                (a)           To obtain indemnification under this Article, an Indemnitee shall submit to the Corporation a written request for indemnification, and provide for the furnishing to the Corporation of such documentation and information as is reasonably available to the Indemnitee and is reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification.  The Secretary of the Corporation shall, promptly upon receipt of such a request for indemnification, advise the Board in writing that the Indemnitee has requested indemnification.

                (b)           Upon written request by an Indemnitee for indemnification pursuant to Section 9.07(a) hereof, a written determination with respect to the Indemnitee’s entitlement thereto shall be made:  (i) if a Change in Control (as hereinafter defined) shall have occurred, by Independent Counsel (as hereinafter defined); (ii) if a Change in Control shall not have occurred, (A) by the Board by a majority vote of the Disinterested Directors (as hereinafter defined) even though less than a quorum, or (B) by a majority vote of a quorum of Disinterested Directors on a Committee of the Board, or (C) by Independent Counsel; and, if it is so determined that the Indemnitee is entitled to indemnification, payment to the Indemnitee shall be made in a timely fashion.  An Indemnitee shall cooperate with the person, persons or entity making such determination with respect to the Indemnitee’s entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to the Indemnitee and reasonably necessary to such determination.  Any costs or expenses (including attorneys’ fees and disbursements) incurred by an Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Corporation (irrespective of the determination as to an Indemnitee’s entitlement to indemnification).

                (c)           In the event the determination of entitlement is to be made by Independent Counsel pursuant to Section 9.07(b) of this Article, the Independent Counsel shall be selected as provided in this Section 9.07(c).  If a Change in Control shall not have occurred, the Independent Counsel shall be selected by the Board or a Committee thereof, and the Corporation shall give written notice to the Indemnitee advising him of the identity of the Independent Counsel so selected.  If a Change of Control shall have occurred, the Independent Counsel shall be selected jointly by the Indemnitee and the Board or a Committee thereof.  In the event that the Board or a Committee thereof cannot agree with the Indemnitee on the choice of Independent Counsel, such Counsel shall be selected by the Board or a Committee thereof from among the New York City law firms having more than 100 attorneys.  The Corporation shall pay any and all reasonable fees and expenses of Independent Counsel incurred by such Independent Counsel in connection with acting pursuant to Section 9.07(b) hereof, and the Corporation shall pay all reasonable fees and expenses incident to the procedures of this Section 9.07(c), regardless of the manner in which such Independent Counsel was selected or appointed.

SECTION 9.08.  Presumptions and Effect of Certain Proceedings.

                (a)           If a Change in Control shall have occurred, in making a determination with respect to entitlement to indemnification hereunder, the person, persons or entity making such determination shall presume that an Indemnitee is entitled to indemnification under this Article if the Indemnitee has submitted a request for indemnification in accordance with Section 9.07(a) of this Article, and the Corporation shall have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption.

                (b)           If the person, persons or entity empowered or selected under Section 9.07 of this Article to determine whether an Indemnitee is entitled to indemnification shall not have made such determination in a timely fashion after receipt by the Corporation of the request therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and the Indemnitee shall be entitled to indemnification, absent (i) a misstatement by the Indemnitee of a material fact, or an omission of a material fact necessary to make the Indemnitee’s statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law.

                (c)           The termination of any Proceeding or of any claim, issue or matter therein by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Article) of itself adversely affect the right of an Indemnitee to indemnification or create a presumption that an Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation or, with respect to any criminal Proceeding, that an Indemnitee had reasonable cause to believe that his conduct was unlawful.

                (d)           Every Indemnitee shall be presumed to have relied upon this Article in serving or continuing to serve as a Corporate Agent.

SECTION 9.09.  Indemnification of Estate; Standards for Determination.  If an Indemnitee is deceased and would have been entitled to indemnification under any provision of this Article, the Corporation shall indemnify the Indemnitee’s estate and his spouse, heirs, administrators and executors.  When the Board, a Committee thereof or Independent Counsel acting in accordance with Section 9.07 of this Article in determining the availability of indemnification under Sections 9.02, 9.03, 9.04 or 9.05 and when an Indemnitee is unable to testify on his own behalf by reason of his death or mental or physical incapacity, said Board, Committee or Counsel shall deem the Indemnitee to have satisfied applicable standards set forth in Sections 9.02, 9.03, 9.04 or 9.05 unless it is affirmatively demonstrated by clear and convincing evidence that indemnification is not available under Sections 9.02, 9.03, 9.04 or 9.05.  When requested in writing by the spouse of an Indemnitee and/or the heirs, executors or administrators of an Indemnitee’s estate, the Corporation shall provide appropriate evidence of this By-Law.

SECTION 9.10.  Limitation of Actions and Release of Claims.  No legal action shall be brought and no cause of action shall be asserted by or on behalf of the Corporation or its affiliates (as hereinafter defined) against an Indemnitee, his spouse, heirs, executors or administrators after the expiration of two years from the date the Indemnitee ceases (for any reason) to serve as a Corporate Agent, and any claim or cause of action of the Corporation or its affiliates shall be extinguished and deemed released unless asserted by filing of a legal action within such two-year period.

SECTION 9.11.  Other Rights and Remedies of Indemnitee.

                (a)           The Corporation, on behalf of Indemnitees, may arrange for such insurance covering such Liabilities and Expenses arising from actions or omissions of an Indemnitee in his capacity as a Corporate Agent as is obtainable and is reasonable and appropriate in cost and amount.

                (b)           In the event that (i) a determination is made pursuant to Section 9.07 of this Article that an Indemnitee is not entitled to indemnification under this Article, (ii) advancement of Expenses is not timely made pursuant to Section 9.06 of this Article, (iii) the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 9.07(b) of this Article and such determination shall not have been made and delivered in a written opinion in a timely fashion after receipt by the Corporation of the request for indemnification, (iv) payment of indemnification is not made pursuant to Section 9.05 of this Article in a timely fashion after receipt by the Corporation of a written request therefor, or (v) payment of indemnification is not made in a timely fashion after a determination has been made that an

Indemnitee is entitled to indemnification or such determination is deemed to have been made pursuant to Section 9.08 of this Article, the Indemnitee shall be entitled to an adjudication in the Court of Chancery of the State of Delaware, or in any other court of competent jurisdiction, of his entitlement to such indemnification or advancement of Expenses.  Alternatively, the Indemnitee, at his option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association.  The Indemnitee shall commence such proceeding seeking an adjudication or an award in arbitration in a timely manner following the date on which the Indemnitee first has the right to commence such Proceeding pursuant to this Section 9.11(b).  The Corporation shall not oppose the Indemnitee’s right to seek any such adjudication or award in arbitration.

                (c)           In the event that a determination shall have been made pursuant to Section 9.07 of this Article that an Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 9.11 shall be conducted in all respects as a de novo trial or arbitration on the merits, and the Indemnitee shall not be prejudiced by reason of that adverse determination.  If a Change in Control shall have occurred, in any judicial proceeding or arbitration commenced pursuant to this Section 9.11 the Corporation shall have the burden of proving that the Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be.

                (d)           If a determination shall have been made or deemed to have been made pursuant to Sections 9.07 or 9.08 of this Article that an Indemnitee is entitled to indemnification, the Corporation shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 9.11, absent (i) a misstatement by the Indemnitee of a material fact, or an omission of a material fact necessary to make the Indemnitee’s statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law.

                (e)           The Corporation shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 9.11 that the procedures and presumptions of this Article are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Corporation is bound by all the provisions of this Article.

                (f)            In the event that an Indemnitee, pursuant to this Section 9.11, seeks a judicial adjudication of, or an award in arbitration to enforce his rights under, or to recover damages for breach of, this Article, the Indemnitee shall be entitled to recover from the Corporation, and shall be indemnified by the Corporation against, any and all expenses (of the types described in the definition of Expenses in Section 9.15 of this Article) actually and reasonably incurred by him in such judicial adjudication or arbitration, but only if he prevails therein.  If it shall be determined in said judicial adjudication or arbitration that the Indemnitee is entitled to receive part but not all of the indemnification or advancement of Expenses sought, the Expenses incurred by the Indemnitee in connection with such judicial adjudication or arbitration shall be appropriately prorated.

SECTION 9.12.  Non-Exclusivity; Survival of Rights; Subrogation.

                (a)           The rights of indemnification and to receive advancement of Expenses as provided by this Article shall not be deemed exclusive of any other rights to which an Indemnitee may at any time be entitled under applicable law, the Certificate of Incorporation of the

Corporation or any affiliate, the By-Laws of the Corporation or any affiliate, any agreement, any insurance policy maintained or issued, directly or indirectly, by the Corporation or any affiliate, a vote of stockholders, a resolution of Disinterested Directors, or otherwise.  No amendment, alteration or repeal of this Article or of any provision hereof shall be effective as to any Indemnitee with respect to any action taken or omitted by such Indemnitee as a Corporate Agent prior to such amendment, alteration or repeal.  The provisions of this Article shall continue as to an Indemnitee whose status as a Corporate Agent has ceased and shall inure to the benefit of his heirs, executors and administrators.

                (b)           In the event of any payment under this Article, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Corporation to bring suit to enforce such rights.

                (c)           The Corporation shall not be liable under this Article to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that the Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

SECTION 9.13.  Severability.  If any provision or provisions of this Article shall be held to be invalid, illegal or unenforceable for any reason whatsoever:  (a) the validity, legality and enforceability of the remaining provisions of this Article (including without limitation, each portion of any Section of this Article containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article (including, without limitation, each portion of any Section of this Article containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

SECTION 9.14.  Certain Persons Not Entitled to Indemnification or Advancement of Expenses.  Except as expressly provided in Section 9.11(b) and (f) of this Article, no person shall be entitled to indemnification or advancement of Expenses under this Article with respect to any Proceeding, or any claim therein, brought or made by him against the Corporation.

SECTION 9.15.  Definitions.  For purposes of this Article:

                (a)           Affiliate of a Person shall mean any Person (other than the Corporation) that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, the first Person.  For the purposes of the above definition, the term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), shall mean the possession, directly or indirectly, of more than 50% of the then outstanding voting stock entitled to elect directors of such Person.  “Person” shall mean any natural person, firm, partnership, association, corporation, company, trust, business trust, joint venture, unincorporated organization or government or any department or agency thereof.

                (b)  “affiliate” and “associate” shall have the meanings given such terms under Rule 405 under the Securities Act of 1933, as amended.

                (c)           “Change in Control” shall mean either:

                (i)            a change in the membership of the Board such that one-half or more of its members were neither recommended nor elected to the Board by ~~ASARCO Incorporated~~ Grupo Mexico S.A. de C.V. or its Affiliates; or

                (ii)           ~~ASARCO Incorporated~~ Grupo Mexico S.A. de C.V. and its Affiliates cease to own at least ~~35,000,000~~51% of the shares of ~~Class A~~ Common Stock of the Corporation.

                (d)           “Corporate Agent” is a person who is or was a director, officer, employee, agent or fiduciary of the Corporation or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person is or was serving at the request of the Corporation.

                (e)           “Disinterested Director” means a director of the Corporation who is not and was not a party to the Proceeding in respect of which indemnification is sought by an Indemnitee.

                (f)            “Expenses” shall include all reasonable costs, disbursements and counsel fees.

                ~~(g)           “Founding Stockholder” shall mean each of ASARCO Incorporated, Cerro Trading Company, Inc. and Phelps Dodge Overseas Capital Corporation and their respective successors and assigns qualifying pursuant to Section 4.3 of the Stockholders’ Agreement; provided that each of Cerro Trading Company, Inc. and Phelps Dodge Overseas Capital Corporation shall remain a Founding Stockholder for purposes hereof only for such time as it would also qualify as an Affiliate of The Marmon Corporation or Marmon Holdings, Inc. or Phelps Dodge Corporation, or their respective successors, as the case may be.~~

                (~~h~~g)         “Indemnitee” includes any person who is, or is threatened to be made, a witness in or a party to any Proceeding as described in Sections 9.02, 9.03, 9.04 or 9.05 of this Article by reason of his being or having been a Corporate Agent.

                (~~i~~h)          “Independent Counsel” means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent:  (i) the Corporation or the Indemnitee or any affiliate or associate of any such person, in any matter material to any such person; or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder.  Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Corporation or the Indemnitee in an action to determine the Indemnitee’s rights under this Article.

                (~~j~~i)           “Liabilities” shall mean amounts paid or incurred in satisfaction of settlements, judgments, awards, fines and penalties.

                (~~k~~j)         “Proceeding” includes any action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding whether civil, criminal, administrative or investigative, except one initiated by an Indemnitee pursuant to Section 9.11 of this Article to enforce his rights under this Article.

SECTION 9.16.  Notices.  Any notice, request or other communication required or permitted to be given to the Corporation under this Article shall be in writing and either delivered in person or sent by telex, telegram or certified or registered mail, postage prepaid, return receipt requested, to the Secretary of the Corporation and shall be effective only upon receipt by the Secretary.

SECTION 9.17.  Amendments.  This Article may be amended or repealed only by action of the Board approved by the favorable vote of a majority of the votes cast by stockholders entitled to vote thereon (with such stockholders voting together as a single class, with each share of Common Stock entitled to one vote ~~and each share of Class A Common Stock entitled to five votes~~) at a meeting of stockholders for which proxies are solicited in accordance with then applicable requirements of the Securities and Exchange Commission, except that (i) the Board, without stockholder approval, may make technical amendments that do not substantively affect the rights of an Indemnitee hereunder and (ii) following a Change in Control, as defined in Section 9.15(c) of this Article, there shall also be required for approval of any such amendment or repeal the favorable vote of a majority of the votes (voted as a single class, with each share of Common Stock entitled to one vote ~~and each share of Class A Common Stock entitled to five votes~~) cast by persons other than any person or group of persons owning, directly or indirectly, more than 50% of the then outstanding voting stock of the Corporation (and any affiliate or associate of any such person or persons).

Appendix C

CHARTER AMENDMENTS

RESOLVED, that Article Four of the Certificate will be amended and replaced in its entirety to read as follows:

The total number of shares of stock which the Corporation shall have authority to issue is 320,000,000 shares of common stock, par value one cent ($0.01) per share (hereinafter referred to as the “Common Stock”).  Each holder of Common Stock shall have one vote in respect of each share of Common Stock held by such holder of record on the books of the Corporation for the election of directors and on all other matters on which holders of shares of Common Stock are entitled to vote.  The holders of shares of Common Stock shall be entitled to receive, when and if declared by the Board of Directors, out of the assets of the Corporation which are by law available therefor, dividends payable either in cash, in stock or otherwise.

SOUTHERN COPPER CORPORATION

PROXY

Proxy Solicited by Board of Directors for Annual Meeting of Stockholders to be Held April 27, 2006

The undersigned hereby appoints OSCAR GONZALEZ ROCHA, J. EDUARDO GONZÁLEZ FÉLIX and ARMANDO ORTEGA GOMEZ, and each of them, with power of substitution, the proxies of the undersigned to vote all the shares the undersigned may be entitled to vote at the annual meeting of stockholders of Southern Copper Corporation, to be held at the offices of Grupo Mexico, S.A. de C.V., Baja California 200, Fifth Floor, Colonia Roma Sur, Mexico City, Mexico, on April 27, 2006, at 5:00 P.M., Mexico City time, and at any adjournment thereof upon all matters specified in the notice of said meeting as set forth on the reverse hereof, and upon such other business as may lawfully come before the meeting.

Holders of Common Stock, are entitled to elect thirteen directors at the meeting.  Please refer to the Proxy Statement for details.

PLEASE VOTE ON ALL PROPOSALS, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

The shares represented by this proxy will be voted as directed by the stockholder.  If a signed proxy is returned to the Company with no voting instructions given, such shares will be voted FOR all nominees for election as directors, and FOR proposals Nos. 2, 3, and 4.

(Continued on the other side.)
SOUTHERN COPPER CORPORATION
P.O. Box 11179
New York, N.Y. 10203-0179

☒ Votes MUST be indicated (x) in Black or Blue ink.

Directors of SCC recommend a vote “For” Proposals 1, 2, 3 & 4.

1.	Election of Directors	FOR all nominees listed below	☐	WITHHOLD AUTHORITY to vote for all nominees listed below			☐		*EXCEPTIONS	☐

Common Stock Director Nominees:  Emilio Carrillo Gamboa, Jaime Fernando Collazo González, Xavier García de Quevedo Topete, Oscar González Rocha, J. Eduardo González Félix, Harold S. Handelsman, Germán Larrea Mota-Velasco, Genaro Larrea Mota-Velasco, Armando Ortega Gómez, Juan Rebolledo Gout, Luis Miguel Palomino Bonilla, Gilberto Perezalonso Cifuentes, and Carlos Ruiz Sacristán

(INSTRUCTIONS: To withhold authority to vote for either individual nominee, mark the “Exception” box and write that nominee’s name in the space provided below.)

*Exception: _______________________________________________________________________________________________

2.	Approve amendments to the by-laws.			FOR	☐	AGAINST	☐	ABSTAIN	☐

3.	Approve amendments to the Amended and Restated Certificate of Incorporation.			FOR	☐	AGAINST	☐	ABSTAIN	☐

4.	Ratify the Audit Committee’s selection of PricewaterhouseCoopers S.C. as independent accountants for 2006.			FOR	☐	AGAINST	☐	ABSTAIN	☐

5.	In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.
Address Change
Comments				If you have an Address Change, mark here. ☐
If you have any Comments on the reverse side of this card, mark here. ☐

Please sign exactly as name or names appear on this proxy.  If stock is held jointly, each holder should sign.  If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

Date

Share Owner sign here

Co-Owner sign here